UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No. __)

Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                        SELIGMAN GLOBAL FUND SERIES, INC.
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                        SELIGMAN GLOBAL FUND SERIES, INC.
                         SELIGMAN EMERGING MARKETS FUND
                           SELIGMAN GLOBAL GROWTH FUND
                     SELIGMAN GLOBAL SMALLER COMPANIES FUND
                       SELIGMAN INTERNATIONAL GROWTH FUND

                    100 Park Avenue, New York, New York 10017
                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450


       For questions about the proposal or voting your shares, please call Georgeson Shareholder Communications, Inc., your fund's proxy solicitor, toll-free at 1-866-666-5646


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 4, 2003

To the Shareholders:

      A Special Meeting of Shareholders (the "Meeting") of each of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund, each a series of Seligman Global Fund Series, Inc. (the "Fund"), a Maryland corporation, will be held at 100 Park Avenue, New York, New York 10017, on December 4, 2003 at 10:00 A.M. Each series of the Fund named above is referred to as a "Series." The Meeting is being held for the following purposes:

      (1) To approve or disapprove a new Management Agreement, in respect of each Series, between the Fund and J. & W. Seligman & Co. Incorporated, which is substantially the same as the management agreement previously approved by the shareholders;

      (2) To approve or disapprove a new Subadvisory Agreement, in respect of each Series, between J. & W. Seligman & Co. Incorporated and Wellington Management Company, LLP, whereby Wellington Management Company, LLP would be responsible for providing investment advisory services to each Series; and


      (3) To transact any other business that may lawfully come before the Meeting or any adjournment thereof; all as set forth in the Proxy Statement accompanying this Notice.


      The close of business on September 30, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                            By order of the Board of Directors,


                                            /s/ Frank J. Nasta


                                             Secretary


Dated: New York, New York, October 27, 2003


                                   ----------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN


Please indicate your vote on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions. In order to avoid the additional expense of further solicitation, we ask your cooperation in responding promptly. A proxy will not be required for admission to the Meeting.

                                                                October 27, 2003



                        SELIGMAN GLOBAL FUND SERIES, INC.
                         SELIGMAN EMERGING MARKETS FUND
                           SELIGMAN GLOBAL GROWTH FUND
                     SELIGMAN GLOBAL SMALLER COMPANIES FUND
                       SELIGMAN INTERNATIONAL GROWTH FUND

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                                     FOR THE
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 4, 2003


      This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Global Fund Series, Inc. (the "Fund") to be used at a Special Meeting of Shareholders (the "Meeting") to be held at 100 Park Avenue, New York, New York 10017, on December 4, 2003 at 10:00 A.M. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about October 30, 2003.


      The Board of Directors of the Fund is soliciting proxies in respect of four series: Seligman Emerging Markets Fund ("Emerging Markets Fund"), Seligman Global Growth Fund ("Global Growth Fund"), Seligman Global Smaller Companies Fund ("Global Smaller Companies Fund"), and Seligman International Growth Fund ("International Growth Fund") (each, a "Series" and, collectively, the "Series").

      The two proposals that will be submitted to shareholders of each Series are: (1) a proposal to approve or disapprove a new Management Agreement (the "New Management Agreement"), in respect of such Series, between the Fund and J. & W. Seligman & Co. Incorporated, which is substantially the same as the management agreement previously approved by the shareholders (Proposal 1); and
(2) a proposal to approve or disapprove a new Subadvisory Agreement (the "New Subadvisory Agreement"), in respect of such Series, between J. & W. Seligman & Co. Incorporated and Wellington Management Company, LLP (the "Subadviser"), whereby the Subadviser would be responsible for providing investment advisory services to such Series (Proposal 2). Shareholders of each Series vote separately on each proposal. It is very important that you vote on BOTH the New Management Agreement and the New Subadvisory Agreement because the New Subadvisory Agreement will be implemented, in respect of your Series, only if the New Management Agreement is also approved. If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. IF YOU RETURN YOUR EXECUTED PROXY WITHOUT INSTRUCTIONS, YOUR SHARES WILL BE VOTED (I) FOR THE APPROVAL OF THE NEW MANAGEMENT AGREEMENT IN RESPECT OF YOUR SERIES, (II) FOR THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT IN RESPECT OF YOUR SERIES AND (III) AT THE DISCRETION OF THE PROXY HOLDERS ON SUCH OTHER MATTERS AS MAY LAWFULLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. You may revoke your Proxy at any time prior to its exercise by written notice to a Series (Attention: Secretary), subsequent execution and return of another Proxy prior to the Meeting, submitting a subsequent telephone vote, submitting a subsequent Internet vote or giving notice in person at the Meeting.

      The close of business on September 30, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, each Series had shares of capital stock outstanding and entitled to vote as follows:


SERIES                                    CLASS A         CLASS B        CLASS C         CLASS D        CLASS R        CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Seligman Emerging
Markets Fund                             5,403,611      1,444,798       257,691        1,325,576         328            495,565

Seligman Global
Growth Fund                              5,090,076      2,149,256       550,833        2,601,809         280            245,920

Seligman Global Smaller
Companies Fund                           6,979,238      4,313,236       175,691        4,355,747         168            473,194

Seligman International
Growth Fund                              2,247,712        539,388       172,875          935,078         183            507,625


      Each share is entitled to one vote and all classes of a Series will vote as a single class on all matters brought before the Meeting.


      As of September 30, 2003, Directors and officers of the Fund as a group owned less than 1% of the Emerging Markets Fund's Class A shares of capital stock then outstanding, the Global Growth Fund's Class A shares of capital stock then outstanding and the Global Smaller Companies Fund's Class A shares of capital stock then outstanding. As of the same date, Directors and officers as a group owned 1.23% of International Growth Fund's Class A shares of capital stock then outstanding. As of the same date, Directors and officers of the Fund did not own any Class B, Class C, Class D or Class R shares of the then outstanding shares of capital stock of any Series.

      As of September 30, 2003, Directors and officers of the Fund as a group owned 1.89% of the Emerging Market Fund's Class I shares of capital stock then outstanding; 5.66% of the Global Growth Fund's Class I shares of capital stock then outstanding; and 1.75% of the Global Smaller Companies Fund's Class I shares of capital stock then outstanding. As of the same date, Directors and officers as a group owned less than 1% of the International Growth Fund's Class I shares of capital stock then outstanding.

      As of September 30, 2003, no person was known to the management of the Series to be the beneficial owner of more than 5% of any class of a Series' outstanding voting securities except as set forth in Exhibit D.


      For all matters on which a vote of a majority of the outstanding voting securities of a Series is required (Proposals 1 and 2), an abstention or broker non-vote will have the same effect as a vote against the proposal.

      In the event that a quorum, in respect of a Series, is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of a proposal are not received prior to the Meeting, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, with respect to such proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a proposal will be voted against adjournment in respect of such proposal. A shareholder vote may be taken with respect to one or more of the Series or proposals prior to any such adjournment in respect of a different Series or proposal if sufficient votes have been received and it is otherwise appropriate.

      Each Series' manager is J. & W. Seligman & Co. Incorporated (the "Manager"). Each Series' distributor is Seligman Advisors, Inc. ("Seligman
Advisors"). Each Series' shareholder service agent is Seligman Data Corp. ("Seligman Data"). The address of each of these entities is 100 Park Avenue, New York, NY 10017. Each Series will furnish, without charge, a copy of the Fund's most recent annual report or semi-annual report to any shareholder upon request to Seligman Data at the above address or at 1-800-221-2450.

      If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, each Series undertakes to deliver promptly a separate copy of the Proxy Statement for a separate account upon written or oral request.

                     APPROVAL OF A NEW MANAGEMENT AGREEMENT
                     --------------------------------------
                                  (Proposal 1)

GENERAL


      The Board of Directors of the Fund is submitting for shareholder approval the New Management Agreement, in respect of each Series, between the Fund and the Manager. Shareholders of each Series, voting separately, are being asked to approve the New Management Agreement in respect of their Series. The New Management Agreement must be submitted for shareholder approval in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), because the previous Management Agreement, in respect of each Series, between the Fund and the Manager (the "Previous Management Agreement") terminated pursuant to its terms when certain advisory responsibilities under the Previous Management Agreement and relating to the Series were assigned to the Subadviser on September 15, 2003. In Proposal 2, shareholders are also being asked to approve a New Subadvisory Agreement, in respect of each Series, between the Manager and the Subadviser. If approved by shareholders, the New Management Agreement and the New Subadvisory Agreement will not increase the fees payable by any Series.


      The Manager has recommended to the Board of Directors that they recommend for shareholder approval the New Management Agreement and the New Subadvisory Agreement because the Manager has decided to exit the global investment advisory business (other than the technology sector) and the Manager believes that the Subadviser (together with the Manager) will be able to provide services to the Series of at least the same scope and quality as those currently provided by the Manager alone, thereby permitting the Manager to continue to make the Series available to shareholders without requiring the Manager to maintain the costly infrastructure associated with a global investment advisory capability. The Manager also believes that each Series will benefit from the Subadviser's extensive investment advisory experience.

      In anticipation of the appointment of the Subadviser and the resulting termination of the Previous Management Agreement, a special meeting of the Fund's Board of Directors was held on September 4, 2003 (the "Special Meeting"), at which a majority of the Directors and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Manager or the Subadviser (the "Disinterested Directors") were present. One Director was unable to attend the Special Meeting. At the Special Meeting, the Directors and the Disinterested Directors in attendance unanimously approved an interim Management Agreement, in respect of each Series, between the Fund and the Manager (the "Interim Management Agreement"), containing substantially the same terms as the Previous Management Agreement. Shareholders are not being asked to approve the Interim Management Agreement, which is currently in effect and will terminate when the New Management

Agreement takes effect. Also at the Special Meeting, the Directors and the Disinterested Directors in attendance unanimously approved the New Management Agreement in respect of each Series. As discussed below, the New Management
Agreement, the Previous Management Agreement and the Interim Management Agreement are all substantially the same except for the commencement and termination dates, lower breakpoints in the fee schedule of the Interim Management Agreement and the New Management Agreement in respect of Global Growth Fund, Global Smaller Companies Fund and International Growth Fund and certain non-substantive updating changes. The Interim Management Agreement also contains certain provisions required by Rule 15a-4(b)(2) under the 1940 Act. A copy of the New Management Agreement is set forth as Exhibit A to this Proxy Statement, marked to reflect changes from the Previous Management Agreement.


      Prior to December 31, 2002, in the case of Global Smaller Companies Fund, and prior to April 1, 2000, in the case of the other Series, the Manager employed a different subadviser that was responsible for providing portfolio management services with regard to each Series' non-U.S. investments. From those dates until September 14, 2003, the Manager had sole responsibility for managing all of the assets of each Series in accordance with the Previous Management Agreement. Since September 15, 2003, the Manager has had responsibility for managing the assets of each Series in accordance with the Interim Management Agreement, but investment advisory services have been provided by the Subadviser under an interim subadvisory agreement. The management fee rates payable under the Previous Management Agreement, the Interim Management Agreement and the New Management Agreement are the same, except that in connection with the engagement of the Subadviser, the Manager has agreed to lower the breakpoints in its fee schedule for Global Growth Fund, Global Smaller Companies Fund and International Growth Fund, as described below. Additional information about the Previous Management Agreement is set forth in the table below, including the date of the Previous Management Agreement, the date on which the Previous Management Agreement was last submitted to shareholders of each Series, the management fee rate previously payable by each Series, the aggregate amount of fees paid to the Manager by each Series for the fiscal year ended October 31, 2002 and the total net assets of each Series as of September 30, 2003. Continuance of the Previous Management Agreement was approved by the Board of Directors, including the Disinterested Directors, each year in respect of each Series, most recently on November 21, 2002.

                                           DATE ON WHICH
                                         PREVIOUS MANAGEMENT                                       AGGREGATE AMOUNT
                                             AGREEMENT                                               OF FEES PAID       TOTAL NET
                     DATE OF PREVIOUS         WAS LAST              MANAGEMENT FEE RATE            TO MANAGER FOR    ASSETS, AS OF
                        MANAGEMENT          SUBMITTED TO            (AS A PERCENTAGE OF           FISCAL YEAR ENDED  SEPTEMBER 30,
SERIES                   AGREEMENT          SHAREHOLDERS         AVERAGE DAILY NET ASSETS)        OCTOBER 31, 2002   2003 (MILLIONS)
------------         ----------------    -------------------     -------------------------        -----------------  --------------
Seligman         March 19, 1992                 N/A            up to $1 billion:          1.25        $ 581,883          $ 53.5
Emerging         (as revised March 21,                         $1 billion to $2 billion:  1.15
Markets Fund     1996 to add                                   over $2 billion:           1.05
                 Emerging Markets
                 Fund)
Seligman         March 19, 1992                 N/A           up to $1 billion:           1.00        1,049,223           59.5
Global           (as revised                                   $1 billion to $2 billion:  0.95
Growth Fund      September 21,                                 over $2 billion:           0.90
                 1995 to add
                 Global Growth Fund)
Seligman         March 19, 1992           May 20, 1993         up to $1 billion:          1.00        2,288,556          171.9
Global Smaller   (as revised                                   $1 billion to $2 billion:  0.95
Companies        July 16, 1992                                 over $2 billion:           0.90
Fund             to add Global
                 Smaller Companies
                 Fund)
Seligman         March 19, 1992           May 20, 1993         up to $1 billion:          1.00          420,238           39.2
International                                                  $1 billion to $2 billion:  0.95
Growth Fund                                                    over $2 billion:           0.90



     The Manager also serves as investment manager for the other series of the Fund, and for 22 other investment companies registered under the 1940 Act which, together with the Fund, comprise the Seligman Group and offer more than 60 investment portfolios. The other funds in the Seligman Group are Seligman Cash Management Fund, Inc., Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation. The aggregate net asset value of the Seligman Group companies was approximately $12.1 billion at September 30, 2003. The Manager also provides investment management or advice to institutional or other accounts having an aggregate value at September 30, 2003 of approximately $7.5 billion.

      The Manager is a successor firm to an investment banking business, founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. Mr. William C. Morris, Chairman of the Manager and Director and Chairman of the Board of Directors of the Fund, owns a majority of the outstanding voting securities of the Manager and is a controlling person of the Manager. Mr. Brian T. Zino, Director, President and Chief Executive of the Fund, is also a Director and President of the Manager. Mr. Paul C. Guidone, a Director of the Fund, is also Chief Investment Officer of the Manager and a Managing Director of the Manager. Set forth below is a listing of the Directors of the Manager and their principal occupations. The address of each such individual is 100 Park Avenue, New York, New York 10017.

      DIRECTOR                             PRINCIPAL OCCUPATION
      --------                             --------------------
      Paul C. Guidone....................  Chief Investment Officer and
                                           Managing Director of the Manager
      Stephen J. Hodgdon.................  President of Seligman Advisors, Inc.;
                                           Managing Director of the Manager
      Thomas G. Moles....................  Managing Director of the Manager;
                                           Head of Manager's Municipals Team
      William C. Morris..................  Chairman of the Manager
      Ronald T. Schroeder ...............  Managing Director of the Manager
      Rodney G.D. Smith .................  Managing Director of the Manager
      David F. Stein ....................  Vice Chairman of the Manager
      Paul H. Wick ......................  Managing Director of the Manager;
                                           Head of Manager's Technology Group
      Brian T. Zino .....................  President of the Manager

      A table setting forth the net assets of other investment companies managed or subadvised by the Manager which have investment objectives similar to any of the Series, and the management fee rates paid by such companies, is set forth below.



                                                    NET ASSETS                            ANNUAL RATE*
                                                   AS OF 9/30/03                        (AS A PERCENTAGE
                   FUND                             (MILLIONS)                    OF AVERAGE DAILY NET ASSETS)
      -----------------------------                -------------                  ----------------------------
      Seligman Global Smaller                       $ 6.0             1.00% of the first $100 million of
      Companies Portfolio**                                           net assets; and 0.90% of the net assets thereafter.

      Seligman Global Growth                          2.4             1.00% of the first $50 million of net
      Portfolio**                                                     assets; 0.95% of the next $1 billion of net assets; and 0.90%
      of the net assets thereafter.

      Seligman International                          3.0             1.00% of the first $50 million of net
      Growth Portfolio**                                              assets; 0.95% of the next $1 billion of net assets; and 0.90%
      of the net assets thereafter.


---------------------
 * All fees may be subject to  voluntary  fee  waivers.
** A series of Seligman Portfolios, Inc.


      Certain affiliates of the Manager also provide services to the Series, such as Seligman Advisors, Inc. and Seligman Data Corp. These service providers are not affiliated with the Subadviser and the current arrangements in respect of these service providers will not change if the New Management Agreement and the New Subadvisory Agreement are approved. For the fiscal year ended October 31, 2002, no Series paid any brokerage commissions to any broker affiliated with the Manager. For the fiscal year ended October 31, 2002, the Series paid the following amounts to Seligman Advisors (each Series' distributor), Seligman Data (each Series' shareholder servicing agent) and Seligman Services (a limited purpose broker/dealer eligible to receive commissions from certain sales of Series shares), each affiliates of the Manager:

SERIES                                                           SELIGMAN ADVISORS*        SELIGMAN DATA       SELIGMAN SERVICES
------                                                           ------------------        -------------       -----------------
Seligman Emerging Markets Fund                                       $ 30,099                $ 418,601             $ 5,766

Seligman Global Growth Fund                                            21,091                  466,970               5,559

Seligman Smaller Companies Fund                                        62,513                  932,438              15,448

Seligman International Growth Fund                                     30,488                  370,912               7,681

------------
* Seligman Advisors also collected, but did not retain, $213,015, $646,075, $1,492,599, and $202,928, from each Series, respectively, under the applicable Rule 12b-1 Plan.


TERMS OF THE NEW MANAGEMENT AGREEMENT, THE INTERIM MANAGEMENT AGREEMENT AND THE PREVIOUS MANAGEMENT AGREEMENT


      The following summary of the New Management Agreement is qualified in its entirety by reference to the New Management Agreement attached as Exhibit A to this Proxy Statement.

      ADVISORY SERVICES. Under each of the New Management Agreement, the Interim Management Agreement and the Previous Management Agreement, the Manager shall, subject to the control of the Board of Directors, manage the affairs of each Series and agrees to provide the services described in each such Management Agreement on the terms set forth therein. Each such Management Agreement provides that the Manager will enter into an agreement, which in the case of the New Management Agreement is the New Subadvisory Agreement, pursuant to which a subadviser, which in the case of the New Management Agreement is the Subadviser, will provide the Series with investment management services, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Series, making purchases and sales of securities on behalf of the Series and determining how voting and other rights with respect to securities of the Series shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Fund's Registration Statement and Prospectus of the Series and the requirements of the 1940 Act and other applicable law. Pursuant to each such Management Agreement, the Manager will continue to have responsibility for investment management services provided under the relevant subadvisory agreement. Further, in the event the subadviser ceases to provide such investment management services to the Fund, they shall be provided by the Manager or by such other firm as may be selected by the Fund and approved in accordance with applicable requirements. In connection with the performance of its duties under each such Management Agreement, the Manager shall provide such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by the Series) and such executive and other personnel as shall be necessary for the operations of the Series. Each such Management Agreement recognizes that the Manager also acts as the manager of all of the investment companies in the Seligman Group.

      LIABILITY. Each of the New Management Agreement, the Interim Management Agreement and the Previous Management Agreement provide that, subject to Section 36 of the 1940 Act, the Manager shall not be liable to the Series for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Series and the performance of its duties under the applicable Management Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the applicable Management Agreement.


      COMPENSATION. Each of the New Management Agreement, the Interim Management Agreement and the Previous Management Agreement provide for the Manager to receive a management fee in respect of its services to the Series, calculated daily and payable monthly, based on average daily net assets attributable to the relevant Series. Until September 14, 2003, with respect to each of the Global Growth Fund and International Growth Fund, the Manager received a fee equal to an annual rate of 1.00% of the average daily net assets on the first $1 billion of net assets under management, 0.95% on the next $1 billion and 0.90% thereafter. Under the new fee schedules, with respect to each of the Global
Growth Fund and International Growth Fund, the Manager receives 1.00% on the first $50 million of net assets under management, 0.95% on the next $1 billion and 0.90% thereafter. Similarly, with respect to the Global Smaller Companies Fund, until September 14, 2003, the Manager received 1.00% on the first $1 billion of net assets under management, 0.95% on the next $1 billion and 0.90% thereafter. Under the new fee schedule, the Manager receives 1.00% on the first $100 million of net assets under management and 0.90% thereafter. In respect of the Emerging Markets Fund, the fee schedule has not changed and the Manager receives a fee equal to an annual rate of 1.25% of the average daily net assets on the first $1 billion of net assets under management, 1.15% on the next $1 billion and 1.05% thereafter. Because each of Global Growth Fund and Global
Smaller Companies Fund has net assets, as of September 30, 2003, in excess of the lowest new breakpoint, the lower breakpoints will likely reduce the annual management fee rate paid to the Manager by each such Series. Because the net assets of Emerging Markets Fund and International Growth Fund are below the applicable breakpoint, each of those Series will continue to pay management fees at the highest rate above. The table below shows the management fees earned by the Manager in respect of each Series for the one-year period ended September 30, 2003, the management fees that would have been earned by the Manager in respect of each Series had the new fee schedules been in effect over the same period, and the percentage decrease, if any, between management fees that would have been earned by the Manager and actual management fees earned.

                                                                           MANAGEMENT FEES
                                              MANAGEMENT FEES              THAT WOULD HAVE             PERCENTAGE CHANGE
SERIES                                         ACTUALLY EARNED                BEEN EARNED              (DECREASE), IF ANY
------                                        ----------------             ----------------            ------------------
Seligman Emerging
Markets Fund                                      $ 541,954                     $ 541,954                   No difference

Seligman Global Growth Fund                         647,844                       640,452                        (1.14)%

Seligman Global Smaller
Companies Fund                                    1,609,527                     1,548,574                        (3.79)%

Seligman International
Growth Fund                                         376,033                       376,033                   No difference

      As required by Rule 15a-4(b)(2)(vi) under the 1940 Act, the Interim Management Agreement provides that advisory fees earned by the Manager in respect of each Series will be deposited into an interest-bearing account and will be paid to the Manager only if a majority of the outstanding voting securities of such Series (as defined by the 1940 Act) approve the New Management Agreement for that Series. The Fund has entered into an Escrow Agreement with State Street Bank and Trust Company. If shareholders of a Series do not approve the New Management Agreement, the Manager will receive as compensation or reimbursement in respect of such Series the lesser of: (1) the total amount in the escrow account in respect of such Series, or (2) the costs of providing services during the term of the Interim Management Agreement (plus, in each case, interest earned on that amount while in escrow).


      EXPENSES. Under each of the New Management Agreement, the Interim Management Agreement and the Previous Management Agreement, the Manager shall pay all of its expenses arising from the performance of its obligations under such Management Agreement, including the fee of the Subadviser, and shall pay any salaries, fees and expenses of the directors of the Fund who are employees of the Manager or its affiliates. The Manager shall not be required to pay any other expenses of the Series.

      TERMINATION.   The  New  Management  Agreement,   the  Interim  Management
Agreement and the Previous Management Agreement provide that each such Management Agreement may be terminated at any time, without payment of penalty by the Series, on 60 days' written notice or, in the case of the Interim Management Agreement, 10 calendar days' written notice, to the Manager by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Series (as defined by the 1940 Act).

      Each such Management Agreement provides that it will automatically terminate in the event of its assignment (as defined by the 1940 Act). The Previous Management Agreement has been terminated as a result of its assignment on September 15, 2003. The Interim Management Agreement provides that it will terminate, pursuant to its terms, upon the earlier of 150 days from September 15, 2003, which is February 12, 2004, or the date of approval of the New Management Agreement. If approved, the New Management Agreement will continue in full force and effect until December 31, 2004, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act.



FACTORS CONSIDERED BY THE BOARD OF DIRECTORS OF THE FUND

      The Interim Management Agreement and the New Management Agreement, which were considered in conjunction with the Interim Subadvisory Agreement and the New Subadvisory Agreement, were discussed and considered at the Special Meeting of the Board of Directors held on September 4, 2003, at which a majority of the Directors and the Disinterested Directors were present, and at a meeting of the Board Operations Committee of the Fund also held on September 4, 2003. The Board Operations Committee is composed of the nine Disinterested Directors, eight of whom were present at the Special Meeting. Independent legal counsel to the Fund and to the Disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the Disinterested Directors in reaching their decisions. Such consideration was based upon financial, statistical and other information supplied to the Directors by the Manager and the Subadviser, and no single factor was identified as of paramount importance. The Board Operations Committee of the Fund considered the Interim Management Agreement and the New Management Agreement at a separate meeting. That meeting included a session with counsel at which representatives of the Manager and the Subadviser were not present.


      At the Special Meeting of the Board of Directors, representatives of the Subadviser, in addition to responding to questions of the Board of Directors, supplemented extensive written materials provided to the Directors in advance of the Special Meeting by delivering a presentation explaining, among other things, their investment approach and illustrating their investment advisory experience. Also, the Manager discussed with the Board of Directors the process through which it decided to recommend the Subadviser and alternative options it had considered, as well as the proposed allocation of responsibilities between the Manager and the Subadviser under the Interim Management Agreement and the Interim Subadvisory Agreement and if the New Management Agreement and the New Subadvisory Agreement are approved in respect of any Series. The Directors and the Disinterested Directors in attendance at the Special Meeting unanimously concluded that the Interim Management Agreement and the New Management Agreement were fair and reasonable in respect of each Series and decided to submit the New Management Agreement to shareholders of each Series for their approval.

      In reaching its decision, the Board of Directors, in respect of each Series, examined and weighed many factors, including those described in Proposal 2 under "Factors Considered by the Board of Directors." In addition, the Board of Directors considered that the Interim Management Agreement and the New Management Agreement were substantially the same as the Previous Management Agreement (the annual continuance of which the Board of Directors had approved at a meeting on November 21, 2002), except for the commencement and termination dates, lower breakpoints in the fee schedule of the Interim Management Agreement and the New Management Agreement in respect of Global Growth Fund, Global Smaller Companies Fund and International Growth Fund and certain non-substantive updating changes.

      The affirmative vote of a majority of the outstanding voting securities of each Series, voting separately, is required for the adoption of this proposal in respect of a Series. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy.

      If approved by shareholders of a Series at the Meeting, the New Management Agreement in respect of such Series will become effective on December 5, 2003 or the day following approval if later than December 5, 2003. If the New Management Agreement is not approved in respect of a Series, the Board of Directors will take such action as they deem to be in the best interests of shareholders of such Series.


    YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE
                     PROPOSAL AS IT APPLIES TO THEIR SERIES.


                    APPROVAL OF THE NEW SUBADVISORY AGREEMENT
                    -----------------------------------------
                                  (Proposal 2)


GENERAL


      The Board of Directors of the Fund is submitting for shareholder approval the New Subadvisory Agreement, in respect of each Series, between the Manager and the Subadviser. Shareholders of each Series, voting separately, are being asked to approve the New Subadvisory Agreement in respect of their Series. Shareholder approval of a Series is required by the 1940 Act in order for the Subadviser to serve as an investment adviser to that Series beyond February 12, 2004. The Subadviser currently serves as Subadviser to each Series pursuant to an interim Subadvisory Agreement (the "Interim

Subadvisory Agreement"), in respect of each Series, between the Manager and the Subadviser. The Interim Subadvisory Agreement was approved by the Board of Directors at a special meeting held on September 4, 2003 and provides that it will terminate, pursuant to its terms, upon the earlier of 150 days from September 15, 2003, when the Interim Subadvisory Agreement became effective, which is February 12, 2004, or the date of approval of the New Subadvisory Agreement. Shareholders are not being asked to approve the Interim Subadvisory Agreement, which is currently in effect and will terminate when the New Subadvisory Agreement takes effect.

      The Manager has recommended to the Board of Directors that they recommend the New Subadvisory Agreement for shareholder approval because the Manager has decided to exit the global investment advisory business (other than the technology sector) and the Manager believes that the Subadviser (together with the Manager) will be able to provide services to the Series of at least the same scope and quality as those currently provided by the Manager alone, thereby permitting the Manager to continue to make the Series available to shareholders without requiring the Manager to maintain the costly infrastructure associated with a global investment advisory capability. The Manager also believes that each Series will benefit from the Subadviser's extensive investment advisory experience.


      If approved by shareholders, the New Subadvisory Agreement will not increase the fees payable by any Series because, under the New Subadvisory Agreement (as with the Interim Subadvisory Agreement), the Manager (not the Series) is responsible for the payment of the Subadviser's fees. The factors considered by the Board of Directors, including the Disinterested Directors, in determining the reasonableness and fairness of the Interim Subadvisory Agreement and the New Subadvisory Agreement are described below under "Factors Considered by the Board of Directors". A copy of the New Subadvisory Agreement is set forth as Exhibit B to this Proxy Statement.

      The  Subadviser is a  Massachusetts  limited  liability  partnership  with principal offices at 75 State Street, Boston, Massachusetts 02109. The Subadviser is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. The Subadviser and its predecessor organizations have provided investment advisory services for over 70 years. As of August 31, 2003, the Subadviser had approximately $347.4 billion in assets under management. The Subadviser is managed by its 75 active partners, all of whom are active employees of the firm and none of whom are officers of the Fund. The managing partners of the Subadviser are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. Please note that the managing partners are not necessarily those with the largest economic interests in the firm. Set forth in Exhibit C is a listing of the partners of the Subadviser, each of whom may be reached at the principal offices of the firm.

      Below is a table setting forth the net assets of other investment companies managed or subadvised by the Subadviser which have investment objectives similar to any of the Series, and the subadvisory fee rates paid by such companies.



                                                              NET ASSETS
SELIGMAN GLOBAL GROWTH FUND --                               AS OF 8/31/03
SIMILAR FUNDS                                                  (MILLIONS)                 SCHEDULE OF SUB-ADVISORY FEES
----------------------------------                           -------------         ------------------------------------------
Seligman Global Growth Portfolio                                  $ 2.5            First 50 mm                         0.450%
                                                                                   Over 50 mm                          0.400%

Hartford Global Leaders HLS(1)(2)                                   742            First 50 mm                         0.400%
                                                                                   Next 100 mm                         0.300%
                                                                                   Next 350 mm                         0.250%
                                                                                   Over 500 mm                         0.200%

The Hartford Global Leaders(2)                                      614            First 50 mm                         0.400%
                                                                                   Next 100 mm                         0.300%
                                                                                   Next 350 mm                         0.250%
                                                                                   Next 500 mm                         0.200%
                                                                                   Over 1,000 mm                       0.175%

                                                              NET ASSETS
SELIGMAN GLOBAL SMALLER COMPANIES FUND --                    AS OF 8/31/03
SIMILAR FUNDS                                                  (MILLIONS)                 SCHEDULE OF SUB-ADVISORY FEES
----------------------------------                           -------------         ------------------------------------------
Seligman Global Smaller Companies                                 $ 6.2            First 100 mm                        0.750%
Portfolio                                                                          Over 100 mm                         0.650%

Vantagepoint Aggressive Opps                                        262            First 100 mm                        0.750%
                                                                                   Over 100 mm                         0.650%

                                                              NET ASSETS
SELIGMAN INTERNATIONAL GROWTH FUND --                        AS OF 8/31/03
SIMILAR FUNDS                                                  (MILLIONS)                 SCHEDULE OF SUB-ADVISORY FEES
----------------------------------                           -------------         ------------------------------------------
Seligman International Growth Portfolio                           $ 3.1            First 50 mm                         0.450%
                                                                                   Over 50 mm                          0.400%

Hartford Int'l CapApp HLS(1)(2)                                      83            First 50 mm                         0.400%
                                                                                   Next 100 mm                         0.300%
                                                                                   Next 350 mm                         0.250%
                                                                                   Over 500 mm                         0.225%

The Hartford Int'l CapApp(2)                                         12            First 50 mm                         0.400%
                                                                                   Next 100 mm                         0.300%
                                                                                   Next 350 mm                         0.250%
                                                                                   Over 500 mm                         0.200%


All fees may be subject to voluntary fee waivers and/or minimum annual fees.

------------
1   An underlying mutual fund wrapped by a variable annuity.
2 A fund in the Hartford group of funds. The Subadviser manages approximately $52 billion for Hartford.

      The Interim Subadvisory Agreement and the New Subadvisory Agreement, which were considered in conjunction with the Interim Management Agreement and the New Management Agreement, were discussed and considered at the Special Meeting of the Board of Directors held on September 4, 2003, at which a majority of the Directors and the Disinterested Directors were present, and at a meeting of the Board Operations Committee of the Fund also held on September 4, 2003. One Director was unable to attend the Special Meeting. The Board Operations Committee is composed of the nine Disinterested Directors, eight of whom were present at the Special Meeting. Independent legal counsel to the Fund and to the Disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the Disinterested Directors in reaching their decisions. Such consideration was based upon financial, statistical and other information supplied to the Directors by the Manager and the Subadviser, and no single factor was identified as of paramount importance. At the Special Meeting of the Board of Directors, representatives of the Subadviser, in addition to responding to questions of the Board of Directors, supplemented extensive written materials provided to the Directors in advance of the Special Meeting by delivering a presentation explaining, among other things, their investment approach and illustrating their investment advisory experience. Also, the Manager discussed with the Board of Directors the process through which it decided to recommend the Subadviser and alternative options it had considered, as well as the proposed allocation of responsibilities between the Manager and the Subadviser under the Interim Management Agreement and the Interim Subadvisory Agreement and if the New Management Agreement and the New Subadvisory Agreement are approved in respect of any Series. The Directors and the Disinterested Directors in attendance at the Special Meeting unanimously concluded that the Interim Subadvisory Agreement and the New Subadvisory Agreement were fair and reasonable in respect of each Series and decided to submit the New Subadvisory Agreement to shareholders of each Series for their approval.

      As noted in Proposal 1 above and as required by Rule 15a-4(b)(2)(vi) under the 1940 Act, the Interim Management Agreement provides that advisory fees earned by the Manager in respect of each Series will be deposited into an interest-bearing account and will be paid to the Manager only if the holders of a majority of the outstanding voting securities of such Series (as defined by the 1940 Act) approve the New Management Agreement for that Series. The Interim Subadvisory Agreement provides that the Manager's obligation to pay the fee earned by the Subadviser is conditioned upon (1) the approval by the requisite shareholder votes of the New Management Agreement and the New Subadvisory Agreement, and (2) the release to the Manager of all amounts in the escrow account. If shareholders of a Series do not approve the New Subadvisory Agreement or the New Management Agreement, the Subadviser will receive as compensation or reimbursement in respect of such Series the lesser of: (1) the total amount in the escrow account in respect of such Series, less the disbursements to the Manager for providing services during the term of the Interim Management Agreement or (2) the costs of the Subadviser of providing services during the term of the Interim Subadvisory Agreement (plus, in each case, interest earned on that amount while in escrow).

TERMS OF THE NEW SUBADVISORY AGREEMENT


      The following summary of the New Subadvisory Agreement is qualified in its entirety by reference to the New Subadvisory Agreement attached as Exhibit B to this Proxy Statement.


      SERVICES. Under the New Subadvisory Agreement, the Subadviser will, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the relevant Series set forth in the Fund's Prospectuses and Statement of Additional Information and the requirements of the 1940 Act and other applicable law, furnish the Manager and such Series with such investment advice, research and assistance as the Manager or the Series shall from time to time reasonably request. In this regard, it is the responsibility of the Subadviser, in respect of each Series: (i) to participate in the development of the Series' overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Series with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and (vi) unless otherwise agreed to by the Manager, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. The Subadviser's responsibilities extend to all of each Series' assets. Under the New Management Agreement, the Manager continues to have responsibility for investment management services provided under the New Subadvisory Agreement.

      The Subadviser has reserved the right to close Global Smaller Companies Fund to new purchases after net new purchases of such Series, together with any net new purchases of Seligman Global Smaller Companies Portfolio, a portfolio of Seligman Portfolios, Inc., exceed $150 million from September 14, 2003, the day before the Interim Subadvisory Agreement became effective. At such date, these funds had approximately $184 million in net assets (which includes approximately $178 million net assets held by Global Smaller Companies Fund).

      LIABILITY. The New Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the New
Subadvisory Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the New Subadvisory Agreement, provided, however, that the Subadviser will be liable for any loss incurred by the Fund, a Series, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to the Subadviser which results, directly or indirectly, in a material error in the net asset value of a Series.


      COMPENSATION. Under the New Subadvisory Agreement, the Subadviser would receive in respect of each Series, each month a fee calculated on each day during such month at the annual rates set forth in the table below.




                                                                                            ANNUAL RATE
SERIES                                                                      (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------                         -------------------------------------------
Seligman Emerging Markets Fund                                               0.65% of net assets

Seligman Global Growth Fund                                                  0.45% of net assets up to $50 million
                                                                             0.40% of net assets over $50 million

Seligman Global Smaller Companies Fund                                       0.75% of net assets up to $100 million
                                                                             0.65% of net assets over $100 million

Seligman International Growth Fund                                           0.45% of net assets up to $50 million
                                                                             0.40% of net assets over $50 million

This fee will be paid by the Manager and will not affect the total fee paid by any Series to the Manager pursuant to the New Management Agreement. The Subadviser did not provide advisory services to the Series until September 15, 2003. If the New Subadvisory Agreement had been in effect for the one-year period ended September 30, 2003, the Subadviser would have been paid fees by the Manager of $281,816 in respect of Emerging Markets Fund, $284,138 in respect of Global Growth Fund, $1,146,192 in respect of Global Smaller Companies Fund, and $169,215 in respect of International Growth Fund, subject, in each case, to the aggregate limit on subadvisory fees described below. The fee paid by each Series to the Manager is set forth above in Proposal 1 under "Terms of the New
Management  Agreement,   the  Interim  Management  Agreement  and  the  Previous
Management Agreement--COMPENSATION". In addition, the Subadviser has agreed to limit all subadvisory fees payable to it by the Manager for a period of two years from September 15, 2003 to 50% of the aggregate contractual management fee earned by the Manager in respect of the Series, certain portfolios of Seligman Portfolios, Inc. and one other investment fund for which the Manager anticipates it will engage the Subadviser to provide services.


      EXPENSES. Pursuant to the New Subadvisory Agreement, the Subadviser will pay all of its expenses arising from the performance of its duties under the New Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Series' investments.

      TERMINATION. The New Subadvisory Agreement, if approved, would continue in effect until December 31, 2004 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The New Subadvisory Agreement may be terminated at any time, with respect to a Series, without payment of penalty, by the Fund on 60 days' written notice to the Subadviser by vote of the Directors or by vote of the majority of the outstanding voting securities of the Series (as defined by the 1940 Act). The New Subadvisory Agreement also provides that after December 31, 2006 (the "Commitment Date"), it may also be terminated, with respect to a Series, by the Subadviser or the Manager at any time upon not less than 60 days' written notice to the other and to the Fund. The New Subadvisory Agreement will automatically terminate in the event of its assignment in respect of a Series, and upon termination of the New Management Agreement in respect of a Series. The New Subadvisory Agreement also provides that if it terminates, with respect to a Series, before the Commitment Date as a result of its assignment or termination of the New Management Agreement, the Subadviser agrees that, if requested by the Directors and the Manager, it will make its advisory services available to the Series and the Manager on terms no less favorable to the Series and the Manager than provided in the New Subadvisory Agreement. Notwithstanding the foregoing, the Subadviser may terminate the New Subadvisory Agreement prior to the Commitment Date or thereafter, for cause, on 60 days' written notice to the Fund and the Manager.

PERFORMANCE INFORMATION


      Set forth below is certain performance information for the first and second quarters of 2003 and for the calendar years since the inception of the Subadviser's composites in respect of accounts which were managed by the Subadviser with substantially similar objectives, policies, strategies and risks to those of each respective Series, as well as for the one, three and five year periods (to the extent the composite covers those periods) through June 30, 2003. The Subadviser's composite information below represents the actual performance, adjusted as described below, of composites which consist of all fully discretionary, fee paying accounts (including mutual funds) eligible for inclusion in the applicable composite (set forth in the notes below the tables). The Subadviser's composite performance information below is presented (i) reflecting deduction ("net") of estimated total annual fund operating expenses in respect of each Series, and (ii) before ("gross" of) management fees, custody charges, withholding taxes and other indirect expenses (as explained in the note below the tables). Also set forth below is the investment results (before taxes) of each Series in recent years, as well as the results of certain indices used by the Series or the Subadviser to measure their performance. The past performance of the Subadviser's composites, the Series or the indices should not be considered an indication of how the Series will perform in the future and shareholders should not assume that they will experience returns in the future comparable to those shown below.

SELIGMAN EMERGING MARKETS FUND AND RELATED COMPOSITE PERFORMANCE INFORMATION:

Annual Total Returns For the Periods:




                                                         THREE MONTH   THREE MONTH
                                                         PERIOD ENDED  PERIOD ENDED
                                                           JUNE 30,      MARCH 31,
                                                             2003+         2003+      2002        2001        2000        1999
                                                          ----------    ----------  --------    --------    --------    --------
Seligman Emerging Markets Fund--Class A*
  (before taxes) .........................................   21.43%       (9.34)%    (10.91)%    (6.07)%     (47.24)%     53.14%
Emerging Markets Total Composite (net)**(1)...............   17.49        (8.47)     (11.38)     (3.28)      (36.13)      71.77
Emerging Markets Total Composite (gross)**(1).............   23.79        (3.02)      (4.15)      4.22       (31.08)      84.71
MSCI EMF Index(1).........................................   23.38        (5.87)      (6.00)     (2.37)      (30.61)      66.41
Lipper Emerging Markets Funds Average(1)..................   22.75        (5.95)      (5.10)     (2.94)      (30.59)      72.94


Average Annual Total Returns For the Periods Ended June 30, 2003:


                                                                              ONE                  THREE                 FIVE
                                                                              YEAR                 YEARS                 YEARS
                                                                             -------              -------               -------
Seligman Emerging Markets Fund--Class A* (before taxes) ...................   0.74%                (12.32)%              (3.99)%
Emerging Markets Total Composite (net)**(1)................................   0.31                  (7.59)                1.42
Emerging Markets Total Composite (gross)**(1)..............................   9.49                  (2.97)                5.39
MSCI EMF Index(1)..........................................................   6.96                  (7.02)                2.52
Lipper Emerging Markets Funds Average(1)...................................   5.26                  (6.35)                2.10

SELIGMAN GLOBAL GROWTH FUND AND RELATED COMPOSITE PERFORMANCE INFORMATION:

Annual Total Returns For the Periods:

                                                          THREE MONTH   THREE MONTH
                                                         PERIOD ENDED   PERIOD ENDED
                                                            JUNE 30,      MARCH 31,
                                                             2003+          2003+       2002       2001         2000        1999
                                                           ----------    ----------   --------   --------     --------    --------
Seligman Global Growth Fund--Class A*
  (before taxes) .........................................    8.75%        (7.22)%     (34.36)%   (25.28)%     (21.09)%     36.06%
Global Growth Total Composite (net)**(2)..................   15.43        (10.79)      (24.33)    (21.30)      (12.43)      43.10
Global Growth Total Composite (gross)**(2)................   21.23         (5.67)      (18.74)    (15.84)       (6.28)      52.37
MSCI World Index(2).......................................   17.24         (4.94)      (19.54)    (16.52)      (12.92)      25.34
MSCI World Growth Index(2)................................   13.26         (3.73)      (19.61)    (19.17)      (25.54)      33.01
Lipper Global Funds Average(2)............................   17.25         (6.12)      (19.53)    (17.36)      (10.15)      38.12

Average Annual Total Returns For the Periods Ended June 30, 2003:


                                                                              ONE                   THREE
                                                                              YEAR                  YEARS
                                                                            -------                -------
Seligman Global Growth Fund--Class A* (before taxes) .....................   (9.21)%               (21.97)%
Global Growth Total Composite (net)**(2)..................................   (6.60)                (14.07)
Global Growth Total Composite (gross)**(2)................................    0.72                 (10.87)
MSCI World Index(2).......................................................   (1.89)                (12.58)
MSCI World Growth Index(2)................................................   (1.85)                (18.01)
Lipper Global Funds Average(2)............................................   (3.64)                (11.63)


SELIGMAN GLOBAL SMALLER COMPANIES FUND AND RELATED COMPOSITE PERFORMANCE
INFORMATION:

Annual Total Returns For the Periods:

                                                          THREE MONTH   THREE MONTH
                                                         PERIOD ENDED  PERIOD ENDED
                                                           JUNE 30,      MARCH 31,
                                                             2003+         2003+       2002        2001        2000        1999
                                                          ----------    ----------   --------    --------    --------    --------
Seligman Global Smaller Companies Fund--Class A*
  (before taxes) ..........................................  12.67%       (10.71)%    (28.79)%    (21.55)%    (20.26)%     18.21%
Global Smaller Companies Total Composite (net)**(3) .......  20.43        (10.06)     (18.13)      (2.50)      (2.57)      38.92
Global Smaller Companies Total Composite (gross)**(3) .....  26.47         (4.86)     (12.26)       3.74        3.85       48.32
MSCI Small Cap World Index(3) .............................  25.88         (3.22)     (15.69)      (0.66)      (3.11)      25.31
Citigroup EM Index World(3) ...............................  21.66         (4.18)     (12.50)      (6.78)      (2.28)      22.36
Citigroup Broad Market Less Than US$2 Billion Index(3) ....  22.58         (3.03)     (10.89)      (4.21)      (2.51)      22.82
Lipper Global Small-Cap Funds Average(3) ..................  21.32         (4.94)     (18.86)     (15.49)      (7.78)      52.47


Average Annual Total Returns For the Periods Ended June 30, 2003:


                                                                              ONE                   THREE                 FIVE
                                                                              YEAR                  YEARS                 YEARS
                                                                            -------                -------               -------
Seligman Global Smaller Companies Fund--Class A* (before taxes) .........   (14.80)%               (18.48)%              (9.40)%
Global Smaller Companies Total Composite (net)**(3)......................    (3.93)                 (7.51)                7.98
Global Smaller Companies Total Composite (gross)**(3)....................     3.64                  (4.13)               11.06
MSCI Small Cap World Index(3)............................................     2.03                  (2.84)                1.90
Citigroup EM Index World(3)..............................................     1.13                  (3.88)                1.75
Citigroup Broad Market Less Than US$2 Billion Index(3)...................     2.99                  (2.08)                2.60
Lipper Global Small-Cap Funds Average(3).................................    (2.60)                (11.46)               (0.03)

SELIGMAN INTERNATIONAL GROWTH FUND AND RELATED COMPOSITE PERFORMANCE
INFORMATION:

Annual Total Returns For the Periods:

                                                                       THREE MONTH     THREE MONTH
                                                                       PERIOD ENDED    PERIOD ENDED
                                                                         JUNE 30,        MARCH 31,
                                                                           2003+           2003+           2002          2001
                                                                        ----------      ----------       --------       --------
Seligman International Growth Fund--Class A* (before taxes) .........      10.31%         (10.40)%        (24.19)%      (31.50)%
International Growth Total Composite (net)**(4) .....................      19.85           (8.76)         (21.83)       (23.64)
International Growth Total Composite (gross) **(4) ..................      26.08           (3.49)         (15.42)       (18.00)
MSCI EAFE Index(4) ..................................................      19.56           (8.13)         (15.66)       (21.21)
MSCI EAFE Growth Index(4) ...........................................      16.52           (7.89)         (15.76)       (24.41)
Lipper International Funds Average(4) ...............................      18.43           (8.38)         (16.67)       (21.71)


Average Annual Total Returns For the Periods Ended June 30, 2003:



                                                                       ONE
                                                                       YEAR
                                                                      -------
Seligman International Growth Fund--Class A* (before taxes)           (13.45)%
International Growth Total Composite (net)**(4)                        (3.81)
International Growth Total Composite (gross)**(4)                       4.66
MSCI EAFE Index(4)                                                     (6.06)
MSCI EAFE Growth Index(4)                                              (7.64)
Lipper International Funds Average(4)                                  (7.98)



------------------
Source: Lipper Inc., a Reuters Company ("Lipper")
+    Not annualized.

* Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan and also reflect the effect of sales charges of 4.75%. Returns for the Class B, C, D and R shares would vary from those for Class A shares shown in the tables above due to the higher administration, shareholder services and distribution plan fees paid by such shares (1.00% of average daily net assets for Class B, Class C and Class D shares, and 0.50% of average daily net assets for Class R shares, compared to 0.25% of average daily net assets in the case of the Class A shares), and differing sales charges paid for such shares (up to 5% for Class B shares, up to 2% for Class C shares and up to 1% for Class D and Class R shares). Returns for the Class I shares, which have been offered since November 30, 2001, are higher than those shown in the tables above since such class of shares does not pay a service fee and also pays lower shareholder servicing fees as compared to the other classes. Returns for Class A shares are shown before taxes.
     After-tax returns for the Series would be different, although actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
** Composite performance returns include all fully discretionary, fee paying accounts under the Subadviser's management which are defined by the relevant profile described below. The performance information is limited and may not reflect performance in all economic cycles. The accounts in the composite were not necessarily subject to certain investment and other restrictions imposed on registered investment companies, including those under the 1940 Act and the Internal Revenue Code, which, if applicable, might have adversely affected performance. The aggregate returns of the accounts in any of the Subadviser's composites may not reflect the returns of any particular account of the Subadviser. The performance reflected in the Subadviser's composites has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the US and Canadian version of the Global Investment Performance Standards (GIPS), which differs from the method used by the SEC. Performance results ("gross") are net of commissions and other direct expenses, but before (gross of) management fees, custody charges, withholding taxes and other indirect expenses. Performance results ("net") reflect the deduction of historical actual total annual fund operating expenses. Total annual fund operating expenses include investment advisory fees, distribution and service (12b-1) fees, custodial fees, and other expenses, without provision for any applicable federal or state income taxes, if any. Net performance results for each Series reflect the deduction of sales charges of 4.75%.

1 Accounts included in the Emerging Markets Total Composite seek to achieve returns above the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index), which is one of the Series' benchmarks, by investing in non-U.S. equity securities of emerging market countries, including countries outside the MSCI EMF Index. The Emerging Markets Total Composite inception date was March 1994. The Series' benchmarks, the MSCI EMF Index and the Lipper Emerging Markets Funds Average are unmanaged indices that assume the reinvestment of all distributions, except that for periods prior to June 30, 2001, the MSCI EMF Index measured price performance only. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and taxes and the MSCI EMF Index excludes the effect of fees, sales charges and taxes. The MSCI EMF Index measures the performance of stocks in 26 emerging market countries in Europe, Latin America and the Pacific Basin which are available to foreign investors. The Lipper Emerging Markets Funds Average measures the performance of mutual funds which invest at least 65% of total assets in equity securities of companies in emerging markets. Investors cannot invest directly in an average or index.
2 Accounts included in the Global Growth Total Composite seek to achieve high, long-term returns in excess of the Morgan Stanley Capital International World Growth Index (MSCI World Growth Index), which is one of the Series' benchmarks, through investment in equity securities around the world. The Global Growth Total Composite inception date was August 1998. The Series' benchmarks, the Morgan Stanley Capital International World Index (MSCI World Index), the MSCI World Growth Index and the Lipper Global Funds Average are unmanaged indices that assume reinvestment of all distributions, except that for periods prior to June 30, 2001, the MSCI World Index and the MSCI World Growth Index measured price performance only. The Lipper Global Funds Average excludes the effect of sales charges and taxes and the MSCI World Index and the MSCI World Growth Index exclude the effect of fees, sales charges and taxes. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe and the Asia/Pacific region. The MSCI World Growth Index is a market-capitalization-weighted equity index comprised of 23 countries and representing "growth" (high price to book value) securities in the world's developed stock markets. The Lipper Global Funds Average measures the performance of mutual funds which invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. Investors cannot invest directly in an average or index.

3 Accounts included in the Global Smaller Companies Total Composite seek to achieve long-term returns in excess of the Citigroup Broad Market Less Than US$2 Billion Index, which is not a benchmark of the Series. This is achieved through active fundamental research of small companies, where the Subadviser seeks to invest in both extended growth opportunities and special situations in the global equity market. The Global Smaller Companies Total Composite inception date was December 31, 1997. Performance information in respect of the Morgan Stanley Capital International Small Cap World Index (MSCI Small Cap World Index) is shown because this Index was previously a benchmark for the Series. The Series' benchmarks, the Citigroup Extended Market Index World (Citigroup EM Index World) and the Lipper Global Small-Cap Funds Average, as well as the Citigroup Broad Market Less Than US$2 Billion Index and the MSCI Small Cap World Index, are unmanaged indices that assume reinvestment of all distributions, except that for periods prior to June 30, 2001, the MSCI Small Cap World Index measured price performance only. The Lipper Global Small-Cap Funds Average excludes the effect of sales charges and taxes and the Citigroup EM Index World, the Citigroup Broad Market Less Than US$2 Billion Index and the MSCI Small Cap World Index exclude the effect of fees, sales charges and taxes. The Citigroup EM Index World measures the performance of small-cap stocks around the world. The MSCI Small Cap World Index attempts to represent the business activities of small cap companies across developed markets. The Lipper Global Small-Cap Funds Average measures the performance of mutual funds which invest at least 25% of their total assets in equity securities of companies whose primary trading markets are outside the US, and which invest at least 65% of total assets in companies with market capitalizations of less than US $1 billion at the time of purchase. Investors cannot invest directly in an average or index.
4 Accounts included in the International Growth Total Composite seek to achieve high, long-term returns in excess of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index (MSCI EAFE Growth Index), which is not a benchmark of the Series, through investment in equity securities around the world. The International Growth Total Composite inception date was May 2000. The Series' benchmarks, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (MSCI EAFE Index) and the Lipper International Funds Average, as well as the MSCI EAFE Growth Index, are unmanaged indices that assume reinvestment of all distributions, except that for periods prior to June 30, 2001, the MSCI EAFE Index and the MSCI EAFE Growth Index measured price performance only. The Lipper International Funds Average excludes the effect of sales charges and taxes and the MSCI EAFE Index and the MSCI EAFE Growth Index exclude the effect of fees, sales charges and taxes. The MSCI EAFE Index measures the performance of stocks in 21 developed markets in Europe, Australasia, and the Far East. The Lipper International Funds Average measures the performance of mutual funds which invest in equity securities of companies whose primary trading markets are outside the US. Investors cannot invest directly in an average or index.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS OF THE FUND

      The Board of Directors has considered various matters in determining the reasonableness and fairness of the Interim Subadvisory Agreement and the New
Subadvisory Agreement. Independent legal counsel to the Fund and to the Disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the Disinterested Directors in reaching their decisions. The Board Operations Committee of the Fund considered the Interim Subadvisory Agreement and the New Subadvisory Agreement at a separate meeting. That meeting included a session with counsel at which representatives of the Manager and the Subadviser were not present.

      In reaching its decision, the Board of Directors, in respect of each Series, examined and weighed many factors, including, but not limited to: (1) the nature and quality of the services expected to be rendered by the Subadviser (together with the Manager) and the results achieved by the Subadviser with respect to composite accounts with investment goals substantially similar to each particular Series; (2) extensive financial, personnel and structural information as to the Subadviser's organization; (3) that fees paid to the Subadviser would be paid by the Manager and would not affect the total amount of management fees paid by any Series or the expense ratio of any Series; (4) presentations of the Manager and the Subadviser concerning the transition of investment advisory services from the Manager to the Subadviser, including the potential impact such transition would have on each Series and the Manager's and Subadviser's anticipated allocation of responsibilities after the changeover, including the Manager's anticipated role in overseeing the Subadviser's management of the Series' investment portfolios and the manner in which it would do so; (5) the portfolio allocation policies and practices of each Series and of the Subadviser, and the Subadviser's historical portfolio turnover rates and anticipated portfolio realignment as a result of its assumption of advisory responsibilities; (6) the organization and financial condition of the Manager and the Subadviser, including profitability to the Manager as a result of the proposal and the Manager's and the Subadviser's representations that they would provide certain profitability information to the Board of Directors in connection with any future renewals of the New Management Agreement and the New Subadvisory Agreement; (7) the fall-out benefits which the Subadviser and its affiliates would receive from the Subadviser's relationship to the Series and the Seligman Group and the benefits of the proposal to the Manager, including the payments to be received by the Manager and its affiliates from all sources involving both the Series and the other investment companies in the Seligman Group; (8) that the Manager would pay the costs incurred in connection with the proposal, including the costs of holding the special meeting of shareholders and related solicitation costs, except for approximately $64,000 in respect of the Fund, to be allocated among the Series based on their respective net assets; (9) that the New Subadvisory Agreement provides certain exculpatory provisions; (10) the compliance resources and procedures of the Subadviser, including that the Subadviser has not experienced any material regulatory problems under applicable securities laws; (11) the scope and nature of the Manager's due diligence review of the Subadviser, including a presentation of the Manager discussing alternate options it considered prior to recommending the proposed subadvisory arrangements; and (12) that, in connection with the engagement of the Subadviser, the Manager has agreed to lower the breakpoints in its fee schedule for Global Growth Fund, Global Smaller Companies Fund and International Growth Fund to match those of the Subadviser.

      Certain  of  the  factors   addressed   by  the  Board  in  reaching   its
determination are discussed in more detail below.

      o INVESTMENT ADVISORY SERVICES. The Board of Directors considered the proposed overall arrangements between the Manager and the Subadviser in providing investment advisory services and the nature and quality of the services expected to be rendered by the Subadviser in conjunction with the Manager. In this regard, the Board considered the responsibilities of the Manager pursuant to the New Management Agreement and the supervisory and administrative services to be performed by the Manager in this role. The Board received a presentation of the Manager and the Subadviser discussing how the firms would communicate and interact in respect of the provision of services to each Series.

      o PERFORMANCE. The Board of Directors considered the performance record of the Subadviser's investments (with respect to U.S. assets as well as non-U.S. assets), and, in particular, of the composite accounts with investment goals substantially similar to each particular Series. This information was presented to the Board of Directors net of commissions and other direct expenses, but before (gross of)
           management fees, custody charges, withholding taxes and other indirect expenses.

      o MANAGEMENT FEES AND EXPENSES. The Board of Directors considered that, because the Manager would be responsible for the payment of the Subadviser's fees, the New Subadvisory Agreement would not increase the advisory fee payable by any Series or have any affect on the annual expense ratio (which include the management fee and all other operating expenses incurred by the Series) of any Series. In addition, the Board of Directors considered that, in connection with the engagement of the Subadviser, the Manager has agreed to lower the breakpoints in its fee schedule for Global Growth Fund, Global Smaller Companies Fund and International Growth Fund to match those of the Subadviser. The management fee rate payable by each Series to the Manager is set forth in Proposal 1 above under "Terms of the New Management Agreement, the Interim Management Agreement and the Previous Management Agreement--COMPENSATION".

      o INVESTMENT ADVISORY EXPERIENCE. The Board of Directors considered the Subadviser's reputation and significant experience in managing and subadvising investment companies, including that the Subadviser's business is focused exclusively on investment management. The Board of Directors also considered the backgrounds of the portfolio managers that would be responsible for providing investment advisory services for each Series, which are briefly discussed below:

      SELIGMAN EMERGING MARKETS FUND:

     VERA M. TROJAN, Vice President of the Subadviser and CFA, serves as the Portfolio Manager for the Seligman Emerging Markets Fund. Ms. Trojan joined the Subadviser in 1989 and has approximately 20 years of investment experience. Ms. Trojan received an MBA from Harvard Business School in 1987.

      SELIGMAN GLOBAL GROWTH FUND AND SELIGMAN INTERNATIONAL GROWTH FUND:


     ANDREW S. OFFIT, Senior Vice President of the Subadviser, serves as the Portfolio Manager for the Seligman Global Growth Fund and the Seligman International Growth Fund. Mr. Offit joined the Subadviser in 1997 and has approximately 15 years of investment experience. Mr. Offit received an MBA from The Wharton School of the University of Pennsylvania in 1987.


      SELIGMAN GLOBAL SMALLER COMPANIES FUND:

     EDWARD L. MAKIN, Vice President of the Subadviser, co-manages the Seligman Global Smaller Companies Fund. Mr. Makin joined the Subadviser in 1994 and has approximately 15 years of investment experience. Mr. Makin received a BA from the University of London in 1987.


     JAMIE A. ROME, Vice President of the Subadviser and CFA, co-manages the Seligman Global Smaller Companies Fund. Mr. Rome began his career at the Subadviser in 1994 and has approximately 15 years of investment experience. Mr. Rome received an MBA from the University of Chicago in 1994.


      o FALL-OUT BENEFITS. When considering the New Subadvisory Agreement in respect of a Series, the Board of Directors considered that each of the other Series and certain portfolios of Seligman Portfolios, Inc. would also be considering engaging the Subadviser and that the Manager anticipates that it will engage the Subadviser to provide services to one other investment fund. The Board of Directors also considered the benefits to the Manager in implementing the proposal, including that the Manager would retain a significant portion (at least 50% in the first two years) of the total management fee payable by the Series (in aggregate with the other entities the Manager manages and for which the Subadviser would be engaged), and that the proposed subadvisory arrangements would permit the Manager to reduce its internal capacity to provide global investment advisory services, thereby reducing the Manager's expenses.


     o OTHER CONSIDERATIONS. The Board of Directors also considered that each Series had been subadvised by a different investment adviser until 2000 or 2002, as noted above, when the Manager assumed responsibility for managing each Series' entire portfolio. The Board of Directors noted that the New Subadvisory Agreement contained a commitment period, such that the Subadviser would be committed to provide services until December 31, 2006. The Board of Directors noted that portfolio turnover could be expected to increase (in the short term) as a result of the transition to the Subadviser's assumption of responsibility and that the Subadviser historically had a higher portfolio turnover rate than the Series. The Board of Directors also considered the Manager's and the Subadviser's policies and practices regarding allocation of portfolio transactions, including the use of brokers or dealers that provided research and other services to the Manager or the Subadviser and the benefits derived from such services to each Series and to the Manager or the Subadviser. The Board of Directors also received satisfactory assurances that each Series would continue to receive high quality advisory services without interruption through the transition of advisory responsibility from the Manager to the Subadviser.


      The affirmative vote of a majority of the outstanding voting securities of each Series, voting separately, is required for the adoption of this proposal in respect of a Series. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy.

      If  approved  by  shareholders  of  a  Series  at  the  Meeting,  the  New
Subadvisory Agreement in respect of such Series will become effective on December 5, 2003 or the day following approval if later than December 5, 2003. The New Subadvisory Agreement will be implemented, in respect of a Series, only if the New Management Agreement (discussed in Proposal 1) is also approved. If the New Subadvisory Agreement or the New Management Agreement is not approved in respect of a Series, the Board of Directors will take such action as they deem to be in the best interests of shareholders of such Series.


    YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE
                     PROPOSAL AS IT APPLIES TO THEIR SERIES.

                                  OTHER MATTERS

      Each Series knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

      A shareholder proposal intended to be represented at any meeting called in the future must be received by the Series within a reasonable time before the solicitation for that meeting is made. Otherwise the Series will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal law.

                                    EXPENSES

      The Manager will bear the cost of soliciting Proxies and of the Meeting, except for approximately $64,000 in respect of the Fund, to be allocated among the Series based on their respective net assets. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Series, the Manager, Seligman Advisors, Seligman Services, Inc., Seligman Data, and the Fund, on behalf of its Series, may reimburse persons holding shares of a Series in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. In addition, Georgeson Shareholder Communications, Inc. has been engaged to assist in soliciting shareholders on behalf of the Series at an anticipated cost of $11,133 for Emerging Markets Fund, $20,628 for Global Growth Fund, $38,403 for Global Smaller Companies Fund and $8,075 for International Growth Fund. Such costs will be borne by the Manager.

                                              By order of the Board of Directors


                                              /s/ Frank J Nasta


                                              Secretary

                                  ------------


      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                    EXHIBIT A

MANAGEMENT AGREEMENT1

         MANAGEMENT AGREEMENT, dated as of DECEMBER [ ] 2003, between SELIGMAN GLOBAL FUND SERIES, INC., a Maryland corporation (the "CORPORATION"), on behalf of EACH OF THE SERIES LISTED ON THE FEE SCHEDULE ATTACHED HERETO (EACH, A "SERIES") and J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the "MANAGER").

         WHEREAS, the Corporation is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 ACT"); and


         WHEREAS, the Corporation desires to retain the Manager to render or contract to obtain as hereinafter provided investment management services to the Corporation, and to administer the business and other affairs of the Corporation and the Manager is willing to render such services;

         Now, therefore, in consideration of the mutual agreements herein made, the parties hereto agree as follows:


         1. DUTIES OF THE MANAGER. The Manager shall subject to the control of the Board of Directors of the Corporation, manage the affairs of the Series and agrees to provide the services described in this agreement on the terms set forth herein. The Manager will enter into an agreement dated the date hereof (the "SUBADVISORY AGREEMENT") with WELLINGTON MANAGEMENT


--------------------
1 Marked to show changes between a form of the Previous Management Agreement and the New Management Agreement.

COMPANY LLP (the "SUBADVISER") pursuant to which the Subadviser will provide the Series with investment management services, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Series, making purchases and sales of securities on behalf of the Series and determining how voting and other rights with respect to securities of the Series shall be exercised, subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus of the Series and the requirements of the 1940 Act and other applicable law. The Manager will continue to have responsibility for investment management services provided under the Subadvisory Agreement. In the event the Subadviser ceases to provide such investment management services to the Corporation, they shall be provided by the Manager or by such other firm as may be selected by the Corporation and approved in accordance with applicable requirements. In connection with the performance of its duties hereunder, the Manager shall provide such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by the Series) and such executive and other personnel as shall be necessary for the operations of the Series. The Series understands that the Manager also acts as the manager of all of the investment companies in the Seligman Group.


         Subject to Section 36 of the 1940 Act, the Manager shall not be liable to the Series for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Series and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

         2. EXPENSES. The Manager shall pay all of its expenses arising from the performance of its obligations under Section 1 including the fee of the Subadviser, and shall pay any salaries, fees and expenses of the directors of the Series who are employees of the Manager or its affiliates. The Manager shall not be required to pay any other expenses of the Series, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Series who are not employees of the Manager or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

         3. COMPENSATION. (a) As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to Section 1, the Series will pay to the Manager promptly after the end of each month a fee, calculated on each day during such month as indicated on the attached Fee Schedule.

         (b) If the Manager shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

         4. PURCHASE AND SALE OF SECURITIES. The Manager or, pursuant to the Subadvisory Agreement, the Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including the Manager or an affiliate of the Manager) as the Manager and the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Series or as the Board of Directors of the Corporation may direct from time to time. In providing the Series with investment management and supervision, it is recognized that the Manager or the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager or the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

         Notwithstanding the above, it is understood that it is desirable for the Series that the Manager and the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Corporation than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Manager and the Subadviser are authorized to place orders for the purchase and sale of securities for the Series with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager and the Subadviser in connection with their services to other clients as well as the Series.

         The placing of purchase and sale orders may be carried out by the Manager or the Subadviser or any wholly-owned subsidiary of the Manager.

         If, in connection with purchases and sales of securities for the Series, the Manager or any subsidiary of the Manager may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Manager shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Manager pursuant to Section 3 hereof.

         Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Series of additional compensation to others for consulting services, supplemental research and security and economic analysis.


         5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until December 31, 2004, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Manager shall not have notified the Series in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Series, on 60 days' written notice to the Manager by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Series (as defined by the 1940 Act). This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).


         6. RIGHT OF MANAGER IN CORPORATE NAME. The Manager and the Series each agree that the word "Seligman", which comprises a component of the Series' name, is a property right of the Manager. The Series agrees and consents that (i) it will only use the word "Seligman" as a component of its corporate name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the word "Seligman" for any purpose, (iii) the Manager or any corporate affiliate of the Manager may use or grant to others the right to use the word "Seligman", or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, and at the request of the Manager, the Series will take such action as may be required to provide its consent to the use of the word "Seligman", or any combination or abbreviation thereof, by the Manager or any corporate affiliate of the Manager, or by any person to whom the Manager or an affiliate of the Manager shall have granted the right to such use; and (iv) upon the termination of any management agreement into which the Manager and the Series may enter, the Series shall, upon request by the Manager, promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the word "Seligman" and following such change, shall not use the word Seligman, or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, trustees and stockholders to take any and all actions which the Manager may request to effect the foregoing and to reconvey to the Manager any and all rights to such word.

         7. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

         IN WITNESS WHEREOF, the Corporation on behalf of the Series and the Manager have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                              SELIGMAN GLOBAL FUND SERIES, INC.



                                              BY_______________________________


                                              J.& W. SELIGMAN & CO. INCORPORATED


                                              BY_______________________________

                                  FEE SCHEDULE


     SERIES                                                           ANNUAL RATE
                                                      (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

Seligman Emerging Markets Fund                       1.25% of the first $1 billion of net assets;
                                                     1.15% of the next $1 billion of net assets; and
                                                     1.05% of net assets THEREAFTER.
Seligman Global
SMALLER Companies Fund                               1.00% of the first $1 00 MILLION of net assets;
                                                     and 0.90% of the net assets THEREAFTER.

Seligman Global Growth Fund                          1.00% of the first $50 MILLION of net assets;
                                                     0.95% of the next $1 billion of net assets; and
                                                     0.90% of the net assets THEREAFTER.
Seligman International GROWTH Fund                   1.00% of the first $50 MILLION of net assets;
                                                     0.95% of the next $1 billion of net assets; and
                                                     0.90% of the net assets THEREAFTER.

                                    EXHIBIT B


                              SUBADVISORY AGREEMENT

     SUBADVISORY AGREEMENT, dated ______, 2003 between J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the "Manager") and WELLINGTON MANAGEMENT COMPANY, LLP., a Massachusetts limited liability partnership (the "Subadviser").

      WHEREAS, the Manager has entered into a Management Agreement, dated as of the date hereof (the "Management Agreement"), with Seligman Global Fund Series, Inc. (the "Corporation"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to render or contract to obtain assistance in rendering investment management services to the Corporation, and to administer the business and other affairs of the Corporation; and

      WHEREAS, the Manager desires to retain the Subadviser to assist in providing investment advisory and other services to the Corporation's Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund (the "Subadvised Funds"), and the Subadviser is willing to render such services, effective as of the date first written above (the "Effective Date").

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

      1. DUTIES OF THE SUBADVISER. (a) Subject in each case to the control of the Board of Directors of the Corporation (the "Board") and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Subadvised Funds (the "Registration Statement") and the requirements of the 1940 Act, and in conjunction with and under the supervision of the Manager, the Subadviser agrees to furnish the Manager and the Corporation with such investment advice, research and assistance as the Manager or the Corporation shall from time to time reasonably request. Without limiting the generality of the foregoing, Subadviser shall manage the investments of each Subadvised Fund in accordance with the Registration Statement and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), and such other limitations as the Manager or the Board may institute and inform the Subadviser in writing are applicable.

      (b) Subject to the foregoing, the Subadviser shall (i) participate in the development of each Subadvised Fund's overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to each Subadvised Fund with respect to existing and potential investments in securities, including company visits and meetings with management, (iii) determine securities and other assets for investment, (iv) select brokers and dealers, (v) cause the execution of trades, including foreign exchange dealings and (vi) unless otherwise agreed to by the Manager, vote proxies solicited by or with respect to issuers of securities in which assets of the Subadvised Funds may be invested from time to time. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each Subadvised Fund's assets. The Subadviser will make available representatives to report in person to the Board at least semi-annually on investment results, regulatory compliance with respect to each Subadvised Fund's investments and other matters that the Manager or the Board may reasonably request. The Subadviser shall also provide such reports and other information to the Manager or the Board as such persons may reasonably request.

      (c) The Subadviser agrees to provide, subject to any obligations or undertakings by the Manager reasonably necessary to maintain the confidentiality of the Subadviser's non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadvised Funds which may be reasonably necessary, under applicable laws, to allow the Corporation or its agent to present historical performance information concerning the Subadviser's substantially similarly managed accounts and funds, for inclusion in the Corporation's Prospectus(es) and any other reports and materials prepared by the Corporation or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities.

      (d) Portfolio accounting and pricing for the Subadvised Funds will be the ultimate responsibility of a third party accounting agent or administrator; however, in the event that an asset under the supervision of the Subadviser cannot be priced by a pricing source authorized by the Manager or market quotations are not readily available (as contemplated in the Fund's valuation procedures), the Subadviser will provide the third party accounting agent or administrator with a recommended "fair value" for such asset in accordance with the Fund's valuation procedures. Notwithstanding the foregoing, the Subadviser will be responsible for coordinating work with custodians in respect of assets under the Subadviser's supervision ("Custodians"), including liaising as required with Custodians in respect of trade settlement, safe custody of assets, income collection and the processing of corporate actions. The Subadviser will inform the Manager of material changes in the custody risks associated with the Subadvised Funds' depository arrangements in a foreign country, based on the analysis of risk and other information provided by the foreign custody manager of each Subadvised

Fund. With respect to the securities of issuers under the supervision of the Subadviser, the Subadviser shall provide executed trade information to Custodians, third party accounting agents or administrators and/or the Manager (or its designee), which may be done via computer.

      (e) The Subadviser agrees to keep, and to preserve for the prescribed periods, all records relating to its activities hereunder that are required by the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Subadviser hereby agrees that any and all records which it maintains for each Subadvised Fund are the property of the Corporation and further agrees to surrender promptly to the Corporation copies of any of such records upon the Corporation's or the Manager's request, provided, however, that Subadviser may retain copies of any records. Nothing herein shall prohibit the Subadviser from using the performance track record of the Subadvised Funds, including following any termination of this Agreement, to the extent such use is otherwise consistent with applicable law, rules and regulations.

      (f) With respect to any investment company in the Seligman Group of Funds,
(i) the Subadviser will not consult with any other subadviser to that investment company (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that investment company in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) if the Subadviser and any other subadviser are providing investment advice to that investment company, the investment advice provided by Subadviser to that investment company will be limited to the assets for which Subadviser is responsible. The Manager shall provide a current list of all subadvisers to the Seligman Group of Funds to the Subadviser and shall update such list promptly upon any additions or departures of subadvisers to the Seligman Group of Funds.

      (g) The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. However, subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; provided, however, that the Subadviser shall be liable for any loss incurred by the Corporation, a Subadvised Fund, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to the Subadviser which results, directly or indirectly, in a material error in the net asset value of a Subadvised Fund.

      2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations hereunder, other than the cost of securities including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Subadvised Fund's investments.

      3. COMPENSATION. (a) As compensation for the services performed by the Subadviser pursuant to Section 1, the Manager will pay to the Subadviser each month a fee calculated on each day during such month as indicated on the attached Fee Schedule. Such compensation shall be paid by the Manager to the Subadviser as soon as practicable following receipt by the Manager of its investment management fees from the Corporation (but no later than 10 business days following such receipt).

      (b) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

      (c) Any fee payable to the Subadviser under this Agreement shall be paid to the Subadviser or to an affiliate of the Subadviser at an address or to an account designated by the Subadviser.

      4. PURCHASE AND SALE OF ASSETS. (a) The Subadviser shall purchase securities and other assets from or through and sell securities or other assets to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Subadvised Funds and as the Board may direct from time to time. In providing the Subadvised Funds with investment management and supervision, it is recognized that the Subadviser will seek best execution and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board may direct or authorize from time to time.

      Notwithstanding the above, it is understood that it may be desirable for the Subadvised Funds that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Subadvised Funds than may result when allocating brokerage to other brokers. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Subadvised Funds with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Subadvised Funds.

      (b) Subadviser will not be responsible for any act or omission by brokers and dealers selected by the Subadviser in accordance with Section 1(g) of this Agreement, provided that such brokers or dealers were selected with reasonable care.

      (c) Subadviser may, to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate securities to be sold or purchased on behalf of the Subadvised Funds with those of other clients.

      5. SUBADVISER'S REPRESENTATIONS. Subadviser represents, warrants and covenants to Corporation and the Manager that:

      (a) It is duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to enter into and perform its obligations under this Agreement;

      (b) It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

      (c) It is registered as an investment adviser under the Advisers Act;

      (d) Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

      (e) It shall deliver to the Corporation and the Manager (i) a copy of Subadviser's Form ADV, Part II (or similar disclosure document) and each material update thereof, (ii) Subadviser's proxy voting policies and each update thereof, (iii) Subadviser's Code of Ethics, including any code adopted under Rule 17j-1 of the 1940 Act, and each update thereof and (iv) such other information (e.g., disclosures, policies, violations of Code of Ethics or other materials) as reasonably requested by the Manager or the Board to the extent such information is required to be delivered or made available under the 1940 Act or Advisers Act or rules and regulations promulgated thereunder or in connection therewith;

      (f) Its Form ADV and each investment performance composite and accompanying disclosures provided by the Subadviser to the Manager or the Board include all material information that is required to be stated therein or necessary to make the statements therein not misleading;

      (g) It shall not execute trades with broker-dealers who are "affiliated persons" (within the meaning of the 1940 Act) of the Subadviser, without the prior approval of the Manager and, to the extent necessary to comply with the 1940 Act, the Board, provided that the Manager shall notify the

Subadviser in writing of all broker-dealers who are "affiliated persons" of a Subadvised Fund other than broker-dealers that are "affiliated persons" of a Subadvised Fund based solely of the ownership or control of such broker-dealer by the Subadviser;

      (h) It shall notify the Manager of any change in the membership of its partnership within a reasonable time after such change;

      (i) It has adopted procedures reasonable necessary to prevent "access persons" (within the meaning of Rule 17j-1) from violating its Code of Ethics; and

      (j) It will promptly notify the Manager in writing in the event that any of the foregoing ceases to be true.

      6. MANAGER'S REPRESENTATIONS. Manager represents, warrants and covenants to Subadviser that:

      (a) It is duly formed, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to enter into and perform its obligations under this Agreement;

      (b) It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

      (c) It is registered as an investment adviser under the Advisers Act;

      (d) Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

      (e) Assuming the accuracy of the representations, warranties and covenants of the Subadviser contained herein and the due performance of the Subadviser of its obligations hereunder, the Fund's Registration Statement, to Manager's best knowledge, is in compliance in all material respects with applicable federal and state laws and regulations.

      (f) It will promptly notify the Subadviser in writing in the event that any of the foregoing ceases to be true.

      7. SERVICE TO OTHER CLIENTS. The services of the Subadviser are not to be deemed exclusive to the Corporation, it being understood that the Subadviser may perform investment advisory services for various other clients, and it is acknowledged that the Subadviser may give advice and take action with respect to any of its other clients which may differ or be contrary to, advice given, or from timing or nature of actions taken, with respect to the assets of a Subadvised Fund. To the extent permitted by applicable law, Subadviser may purchase, or recommend for purchase, for a Subadvised Fund securities owned by the Subadviser, its partners or affiliates, securities of companies for which an affiliate or Subadviser acts as financial adviser or performs other investment banking services, or securities of companies where partners or employees of Subadviser, or its affiliates, serve on the board of directors.

      8. DELIVERY OF DOCUMENTS AND NOTICE OF EVENTS. The Manager agrees to promptly furnish the Subadviser with the Management Agreement, the Corporation's Articles of Incorporation and Bylaws, the Subadvised Funds' Registration
Statement, prospectus(es) and Statement of Additional Information, proxy statements, reports to shareholders, any policies properly Board authorized affecting management and any other items reasonably requested by the Subadviser. The Manager further agrees to promptly provide the Subadviser with copies of all amendments of or supplements to all of the foregoing.

      9. INDEMNIFICATION. (a) Subadviser agrees to hold harmless and indemnify the Manager from and against any loss or damages arising out of Subadviser's breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on Subadviser's part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

      (b) The Manager agrees to hold harmless and indemnify Subadviser from and against any loss or damages arising out of the Manager's breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on the Manager's part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

      10. COOPERATION AND PROVISION OF CERTAIN INFORMATION. The Subadviser shall promptly notify the Manager (1) in the event the SEC or other governmental authority has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that a Subadvised Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Manager shall promptly notify the Subadviser (1) in the event the SEC or other governmental authority has censured the Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that a Subadvised Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Manager promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in a Prospectus for a Subadvised Fund, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement relating to Subadviser contained therein that becomes untrue in any material respect. As reasonably requested by the Manager or the Board and in accordance with the scope of Subadviser's obligations and responsibilities contained in this Agreement, Subadviser will cooperate with, and provide assistance to, the Manager or the Corporation as needed in order for the Manager and the Corporation to comply with applicable laws, rules and regulations, including, but not limited to, compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder.

      11. USE OF NAMES. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Corporation, the Subadvised Funds or the Manager or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Manager or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Manager; PROVIDED, HOWEVER, that the Manager shall approve all uses of its or the Corporation's name and the Subadvised Funds' names and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and PROVIDED, FURTHER, that in no event shall such approval be unreasonably withheld. The Manager shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Corporation in any manner not approved prior thereto by the Subadviser; PROVIDED, HOWEVER, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and PROVIDED, FURTHER that in no event shall such approval be unreasonably withheld.

      12. NOTICES. Any notice required or permitted hereunder shall, unless expressly permitted otherwise hereunder, be in writing and shall be given by personal service, mail, or facsimile to the other party as set forth below. Notice shall be effective upon receipt if by mail, on the date of personal delivery (by private messenger, courier service or otherwise), or upon receipt of telex or facsimile, whichever occurs first.

      Notice to the Manager shall be to:

            J. & W. Seligman & Co. Incorporated
            100 Park Avenue
            New York, NY 10017
            Attn: President

      Notice to the Subadviser shall be to:

            Wellington Management Company, LLP
            75 State Street
            Boston, Massachusetts 02109
            Attn: Legal Services

      Notice to the Corporation shall be to:

            Seligman Global Fund Series, Inc.
            100 Park Avenue
            New York, NY 10017
            Attn: Secretary

      A party may change its notice address at any time by written communication to the other parties.

      13. TERM OF AGREEMENT. This Agreement shall become effective on the Effective Date and shall continue in full force and effect until December 31, 2004, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. This Agreement may be terminated at any time, with respect to a Subadvised Fund, without payment of penalty, by the Corporation on 60 days' written notice to the Subadviser by vote of the Board or by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the applicable Subadvised Fund. After December 31, 2006 (the "Commitment Date"), this Agreement also may be terminated, with respect to a Subadvised Fund, by the Subadviser or the Manager as of the end of any calendar year upon not less than 60 days' written notice to the other and to the Corporation. This Agreement will automatically terminate, with respect to a Subadvised Fund, in the event of its assignment (within the meaning of the 1940
Act) with respect to that Subadvised Fund or upon the termination of the Management Agreement with respect to that Subadvised Fund. In the event that this Agreement terminates, with respect to a Subadvised Fund, before the Commitment Date as a result of an assignment of this Agreement or termination of the Management Agreement, with respect to that Subadvised Fund, Subadviser agrees that, if requested by the Board and the Manager, Subadviser shall make its advisory services available to that Subadvised Fund and the Manager on terms no less favorable to the Corporation and the Manager than provided herein. Notwithstanding the foregoing, the Subadviser may terminate this Agreement prior to the Commitment Date or thereafter, for cause, on 60 days' written notice to the Corporation and the Manager.

      14. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Fund is obtained in accordance with the requirements of the 1940 Act.

      15. MISCELLANEOUS. (a) ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior agreements and understandings, whether written or verbal.

      (b) GOVERNING LAW. This Agreement shall be construed and interpreted under the laws of the State of New York applicable to contracts executed and performed entirely in the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

      (c) WAIVER. Failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered to be a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

      (d) ENFORCEABILITY. If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

      (e)  COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which taken together shall constitute one and the same instrument.

      (f) HEADINGS. The section and paragraph headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                       J. & W. SELIGMAN & CO. INCORPORATED


                        By________________________________________________
                          Name:
                          Title:


                       WELLINGTON MANAGEMENT COMPANY, LLP


                        By________________________________________________
                          Name:
                          Title:

                                  FEE SCHEDULE


        SUBADVISED FUND                                                         ANNUAL RATE
    -------------------------                                     ----------------------------------------
                                                                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
Seligman Emerging Markets Fund                                    0.65% of net assets
Seligman Global Growth Fund                                       0.45% of net assets up to $50 million
                                                                  0.40% of net assets over $50 million
Seligman Global Smaller Companies Fund                            0.75% of net assets up to $100 million
                                                                  0.65% of net assets over $100 million
Seligman International Growth Fund                                0.45% of net assets up to $50 million
                                                                  0.40% of net assets over $50 million

                                    EXHIBIT C

                   ADDITIONAL INFORMATION ABOUT THE SUBADVISER

      Set forth below is a listing of the partners of the Subadviser, each of whom may be reached at the principal offices of the firm.

              Kenneth L. Abrams                      Nancy T. Lukitsh
              Nicholas C. Adams                      Mark T. Lynch
              Rand L. Alexander                      Mark D. Mandel
              Deborah L. Allinson                    Christine S. Manfredi
              Steven C. Angeli                       Earl E. McEvoy
              James H. Averill                       Duncan M. McFarland
              John F. Averill                        Paul M. Mecray III
              Karl E. Bandtel                        Matthew E. Megargel
              Mark J. Beckwith                       James N. Mordy
              James A. Bevilacqua                    Diane C. Nordin
              Kevin J. Blake                         Stephen T. O'Brien
              William N. Booth                       Andrew S. Offit
              Michael J. Boudens                     Edward P. Owens
              Paul Braverman                         Saul J. Pannell
              Robert A. Bruno                        Thomas L. Pappas
              Michael T. Carmen                      Jonathan M. Payson
              Maryann E. Carroll                     Phillip H. Perelmuter
              William R. H. Clark                    Robert D. Rands
              John DaCosta                           James A. Rullo
              Pamela Dippel                          John R. Ryan
              Scott M. Elliott                       Joseph H. Schwartz
              Robert L. Evans                        James H. Shakin
              David R. Fassnacht                     Theodore E. Shasta
              Lisa D. Finkel                         Andrew J. Shilling
              Mark A. Flaherty                       Binkley C. Shorts
              Charles T. Freeman                     Scott E. Simpson
              Laurie A. Gabriel                      Trond Skramstad
              Ann C. Gallo                           Stephen A. Soderberg
              Nicholas P. Greville                   Eric Stromquist
              Paul Hamel                             Brendan J. Swords
              William J. Hannigan                    Harriett Tee Taggart
              Lucius T. Hill, III                    Frank L. Teixeira
              James P. Hoffmann                      Perry M. Traquina
              Jean M. Hynes                          Nilesh P. Undavia
              Paul D. Kaplan                         Clare Villari
              Lorraine A. Keady                      Kim Williams
              John C. Keogh                          Itsuki Yamashita
              George C. Lodge, Jr.

                        This page intentially left blank.

                                    EXHIBIT D

      As of September 30, 2003 the following shareholders were known by the Fund to own more than 5% of the outstanding shares of the following classes of the
Fund:



SERIES AND CLASS                                    SHAREHOLDER NAME AND ADDRESS                           PERCENT OF CLASS
----------------                                    ----------------------------                           ----------------
Emerging Markets Fund Class A                       MCB Trust Services                                           5.65%
                                                    FBO Plumbers Local Union #93
                                                    700 17th Street
                                                    Suite 300
                                                    Denver, CO 80202

Emerging Markets Fund Class B                       MLPF&S FBO Customers                                        18.03%
                                                    4800 Deer Lake Drive East 3rd Floor
                                                    Jacksonville, FL 32246

Emerging Markets Fund Class C                       Morgan Stanley DW Inc                                        6.26%
                                                    FBO Daniel Lassman
                                                    P.O. Box 250 Church Street Station
                                                    New York, NY 10008-0250

                                                    CitiGroup Global House Account                               5.19%
                                                    333 West 34th Street
                                                    New York, NY 10001

Emerging Markets Fund Class D                       MLPF&S FBO Customers                                         9.82%
                                                    4800 Deer Lake Drive East 3rd Floor
                                                    Jacksonville, FL 32246

Emerging Markets Fund Class I                       State Street Bank & Trust                                   42.05%
                                                    FBO Parental Savings Trust Fund
                                                    College Horizon 17
                                                    105 Rosemont Ave
                                                    Westwood, MA 02090-2318

                                                    State Street Bank & Trust                                   28.70%
                                                    FBO Parental Savings Trust Fund
                                                    College Horizon 7
                                                    105 Rosemont Ave
                                                    Westwood, MA 02090-2318

SERIES AND CLASS                                    SHAREHOLDER NAME AND ADDRESS                           PERCENT OF CLASS
----------------                                    ----------------------------                           ----------------
                                                    Investors Fiduciary Trust Co.                               22.29%
                                                    J. & W. Seligman & Co. Incorporated
                                                    Matched Accumulation Plan
                                                    100 Park Avenue 2nd Floor
                                                    New York, NY 10017-5516

                                                    Investors Fiduciary Trust Co.                                6.92%
                                                    J. & W. Seligman & Co. Incorporated
                                                    401K Thrift Plan
                                                    100 Park Avenue 2nd Floor
                                                    New York, NY 10017-5516

Emerging Markets Fund Class R                       Seligman Advisors Inc.                                     100.00%
                                                    Katherine Shetler
                                                    100 Park Avenue
                                                    New York, NY 10017-5516

Global Growth Fund Class A                          MLPF&S FBO Customers                                        20.81%
                                                    4800 Deer Lake Drive East 3rd Floor
                                                    Jacksonville, FL 32246

Global Growth Fund Class B                          MLPF&S FBO Customers                                        23.87%
                                                    4800 Deer Lake Drive East 3rd Floor
                                                    Jacksonville, FL 32246

Global Growth Fund Class C                          CitiGroup Global House                                       6.32%
                                                    333 West 34th Street 7th Floor
                                                    New York, NY 10001

Global Growth Fund Class D                          MLPF&S FBO Customers                                        27.75%
                                                    4800 Deer Lake Drive East 3rd Floor
                                                    Jacksonville, FL 32246

Global Growth Fund Class I                          Investors Fiduciary Trust Co.                               62.88%
                                                    J. & W. Seligman & Co. Incorporated
                                                    Accumulation Plan
                                                    100 Park Ave 2nd Floor
                                                    New York, NY 10017-5516

                                                    State Street Bank & Trust                                   27.67%
                                                    Parental Savings Trust Fund
                                                    College Horizon 2
                                                    105 Rosemont Avenue
                                                    Westwood, MA 02090-2318

SERIES AND CLASS                                    SHAREHOLDER NAME AND ADDRESS                           PERCENT OF CLASS
----------------                                    ----------------------------                           ----------------
                                                    Investors Fiduciary Trust Co.                                9.40%
                                                    Seligman Data Corporation
                                                    401K Thrift Plan
                                                    100 Park Avenue 2nd Floor
                                                    New York, NY 10017-5516

Global Growth Fund Class R                          Seligman Advisors Inc.                                     100.00%
                                                    Katherine Shetler
                                                    100 Park Avenue
                                                    New York, NY 10017-5516

Global Smaller Companies Fund Class A               MLPF&S FBO Customers                                        10.77%
                                                    4800 Deer Lake Drive East 3rd Floor
                                                    Jacksonville, FL 32246

Global Smaller Companies Fund Class B               MLPF&S FBO Customers                                        21.51%
                                                    4800 Deer Lake Drive East 3rd Floor
                                                    Jacksonville, FL 32246

                                                    CitiGroup Global House Account                               8.65%
                                                    333 West 34th Street 7th Floor
                                                    New York, NY 10001

Global Smaller Companies Fund Class D               MLPF&S FBO Customers                                        29.10%
                                                    4800 Deer Lake Drive East 3rd Floor
                                                    Jacksonville, FL 32246

Global Smaller Companies Fund Class I               State Street Bank & Trust                                   41.50%
                                                    Parental Savings Trust Fund
                                                    College Horizon 17
                                                    105 Rosemont Avenue
                                                    Westwood, MA 02090-2318

                                                    State Street Bank & Trust                                   26.60%
                                                    Parental Savings Trust Fund
                                                    College Horizon 7
                                                    105 Rosemont Avenue
                                                    Westwood, MA 02090-2318

SERIES AND CLASS                                    SHAREHOLDER NAME AND ADDRESS                           PERCENT OF CLASS
----------------                                    ----------------------------                           ----------------
                                                    Investors Fiduciary Trust Co.                               24.12%
                                                    J. & W. Seligman & Co. Incorporated
                                                    Matched Accumulation Plan
                                                    100 Park Avenue 2nd Floor
                                                    New York, NY 10017-5516

                                                    Investors Fiduciary Trust Co.                                7.77%
                                                    J. & W. Seligman & Co. Incorporated
                                                    401K Thrift Plan
                                                    100 Park Avenue 2nd Floor
                                                    New York, NY 10017-5516

Global Smaller Companies Fund Class R               Seligman Advisors Inc.                                     100.00%
                                                    Katherine Shetler
                                                    100 Park Avenue
                                                    New York, NY 10017-5516

International Growth Fund Class A                   MCB Trust Services Customers                                 8.12%
                                                    FBO Plumbers Local Union #93
                                                    700 17th Street
                                                    Suite 300
                                                    Denver, CO 80202

                                                    Seligman Time Horizon Harvester Fund                         8.00%
                                                    c/o J. & W. Seligman & Co. Incorporated
                                                    Treasurers Department
                                                    100 Park Avenue 7th Floor
                                                    New York, NY 10017

                                                    Seligman Time Horizon 10 Fund                                6.50%
                                                    c/o J. & W. Seligman & Co. Incorporated
                                                    Treasurers Department
                                                    100 Park Avenue 7th Floor
                                                    New York, NY 10017

                                                    Seligman Time Horizon 20 Fund                                5.60%
                                                    c/o J. & W. Seligman & Co. Incorporated
                                                    Treasurers Department
                                                    100 Park Avenue 7th Floor
                                                    New York, NY 10017

SERIES AND CLASS                                    SHAREHOLDER NAME AND ADDRESS                           PERCENT OF CLASS
----------------                                    ----------------------------                           ----------------
International Growth Fund Class B                   MLPF&S FBO Customers                                        10.17%
                                                    400 Deer Lake Drive East 3rd Floor
                                                    Jacksonville, FL 32246

                                                    CitiGroup Global House Account                               5.40%
                                                    333 West 34th Street 7th Floor
                                                    New York, NY 10001

International Growth Fund Class D                   MLPF&S FBO Customers                                         8.21%
                                                    400 Deer Lake Drive East 3rd Floor
                                                    Jacksonville, FL 32246

International Growth Fund Class I                   State Street Bank & Trust                                   36.73%
                                                    Parental Savings Trust Fund
                                                    College Horizon 7
                                                    105 Rosemont Avenue
                                                    Westwood, MA 02090-2318

                                                    State Street Bank & Trust                                   26.86%
                                                    Parental Savings Trust Fund
                                                    College Horizon 17
                                                    105 Rosemont Avenue
                                                    Westwood, MA 02090-2318

                                                    State Street Bank & Trust                                   20.29%
                                                    Parental Savings Trust Fund
                                                    College Horizon 2
                                                    105 Rosemont Avenue
                                                    Westwood, MA 02090-2318

                                                    Investors Fiduciary Trust Co.                               14.11%
                                                    J. & W. Seligman & Co. Incorporated
                                                    Matched Accumulation Plan
                                                    100 Park Avenue 2nd Floor
                                                    New York, NY 10017-5516

International Growth Fund Class R                   Seligman Advisors Inc.                                     100.00%
                                                    Katherine Shetler
                                                    100 Park Avenue
                                                    New York, NY 10017-5516

                        SELIGMAN GLOBAL FUND SERIES, INC.
                                   MANAGED BY

                                   [Logo JWS]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


--------------------------------------------------------------------------------

                                    SELIGMAN
                                  GLOBAL FUND
                                  SERIES, INC.


                         SELIGMAN EMERGING MARKETS FUND
                          SELIGMAN GLOBAL GROWTH FUND
                     SELIGMAN GLOBAL SMALLER COMPANIES FUND
                       SELIGMAN INTERNATIONAL GROWTH FUND


                           Notice of Special Meeting
                                of Shareholders
                                      and
                                Proxy Statement

--------------------------------------------------------------------------------
Time: December 4, 2003
      10:00 A.M.
--------------------------------------------------------------------------------
Place: Offices of the Fund
       100 Park Avenue
       New York, NY 10017


--------------------------------------------------------------------------------
   Please date, fill in and sign the enclosed proxy card and mail it in the enclosed return envelope which requires no postage if mailed in the United States. You can also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions.
--------------------------------------------------------------------------------

                                   [Logo JWS]

**** CONTROL NUMBER: 999 999 999 999 99 ****

                       SELIGMAN GLOBAL FUND SERIES, INC.
                      100 PARK AVENUE, NEW YORK, NY 10017

SELIGMAN EMERGING MARKETS FUND

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of each of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund, each a Series of SELIGMAN GLOBAL FUND SERIES, INC., to be held December 4, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR EACH PROPOSAL. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS IS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

                                          ||
                                         \||/
                                          \/

                                        DATED ____________________
                                        ---------------------------------------
                                        |                                     |
                                        ---------------------------------------
                                        Signature(s)           (SIGN IN THE BOX)

                                        Please  sign  exactly  as  your  name(s)
                                        appear(s)   on  this  proxy.   Only  one
                                        signature is required in case of a joint
                                        account.     When     signing    in    a
                                        representative  capacity,   please  give
                                        title.
                                                                 Sel Global-fg R

             ||                                           ||
            \||/     (CONTINUED ON THE REVERSE SIDE)     \||/
             \/                                           \/
--------------------------------------------------------------------------------
                       ||                                           ||
                      \||/                                         \||/
                       \/                                           \/

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
              Fast, convenient, easy and available 24 hours a day!

--------------------------------------------------------------------------------
                               VOTE BY TELEPHONE
1.   Read the Proxy Statement and have this card on hand
2.   Call toll-free 1-800-690-6903
3. Enter the control number shown on the reverse side and follow the simple instructions
4.   Keep this card for your records
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                VOTE BY INTERNET
1.   Read the Proxy Statement and have this card on hand
2.   Go to www.proxyweb.com
3. Enter the control number shown on the reverse side and follow the simple instructions
4.   Keep this card for your records
--------------------------------------------------------------------------------

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.                                         X
                                                                          ---

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

                                                                                         FOR   AGAINST  ABSTAIN
1.   To approve a new Management Agreement,  in respect of your Series,  between
     Seligman Global Fund Series, Inc. and J. & W. Seligman & Co. Incorporated.          ---      ---      ---

2.   To approve a new Subadvisory Agreement,  in respect of your Series, between
     J. & W. Seligman & Co. Incorporated and Wellington Management Company, LLP.         ---      ---      ---

                             YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as is possible. It is very important that you vote on both the new Management Agreement and the new Subadvisory Agreement because the new Subadvisory Agreement will be implemented, in respect of your Series, only if the new Management Agreement, in respect of your Series, is also approved.

 ||                                                                        ||
\||/       PLEASE SIGN AND DATE ON THE REVERSE SIDE.    Sel Global-fg R   \||/
 \/                                                                        \/

**** CONTROL NUMBER: 999 999 999 999 99 ****

                       SELIGMAN GLOBAL FUND SERIES, INC.
                      100 PARK AVENUE, NEW YORK, NY 10017

SELIGMAN GLOBAL GROWTH FUND

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of each of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund, each a Series of SELIGMAN GLOBAL FUND SERIES, INC., to be held December 4, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR EACH PROPOSAL. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS IS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

                                          ||
                                         \||/
                                          \/

                                        DATED ____________________
                                        ---------------------------------------
                                        |                                     |
                                        ---------------------------------------
                                        Signature(s)           (SIGN IN THE BOX)

                                        Please  sign  exactly  as  your  name(s)
                                        appear(s)   on  this  proxy.   Only  one
                                        signature is required in case of a joint
                                        account.     When     signing    in    a
                                        representative  capacity,   please  give
                                        title.
                                                                 Sel Global-fg R

             ||                                           ||
            \||/     (CONTINUED ON THE REVERSE SIDE)     \||/
             \/                                           \/
--------------------------------------------------------------------------------
                       ||                                           ||
                      \||/                                         \||/
                       \/                                           \/

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
              Fast, convenient, easy and available 24 hours a day!

--------------------------------------------------------------------------------
                               VOTE BY TELEPHONE
1.   Read the Proxy Statement and have this card on hand
2.   Call toll-free 1-800-690-6903
3. Enter the control number shown on the reverse side and follow the simple instructions
4.   Keep this card for your records
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                VOTE BY INTERNET
1.   Read the Proxy Statement and have this card on hand
2.   Go to www.proxyweb.com
3. Enter the control number shown on the reverse side and follow the simple instructions
4.   Keep this card for your records
--------------------------------------------------------------------------------

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.                                         X
                                                                          ---

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

                                                                                         FOR   AGAINST  ABSTAIN
1.   To approve a new Management Agreement,  in respect of your Series,  between
     Seligman Global Fund Series, Inc. and J. & W. Seligman & Co. Incorporated.          ---      ---      ---

2.   To approve a new Subadvisory Agreement,  in respect of your Series, between
     J. & W. Seligman & Co. Incorporated and Wellington Management Company, LLP.         ---      ---      ---

                             YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as is possible. It is very important that you vote on both the new Management Agreement and the new Subadvisory Agreement because the new Subadvisory Agreement will be implemented, in respect of your Series, only if the new Management Agreement, in respect of your Series, is also approved.

 ||                                                                        ||
\||/       PLEASE SIGN AND DATE ON THE REVERSE SIDE.    Sel Global-fg R   \||/
 \/                                                                        \/

**** CONTROL NUMBER: 999 999 999 999 99 ****

                       SELIGMAN GLOBAL FUND SERIES, INC.
                      100 PARK AVENUE, NEW YORK, NY 10017

SELIGMAN GLOBAL SMALLER COMPANIES FUND

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of each of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund, each a Series of SELIGMAN GLOBAL FUND SERIES, INC., to be held December 4, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR EACH PROPOSAL. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS IS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

                                          ||
                                         \||/
                                          \/

                                        DATED ____________________
                                        ---------------------------------------
                                        |                                     |
                                        ---------------------------------------
                                        Signature(s)           (SIGN IN THE BOX)

                                        Please  sign  exactly  as  your  name(s)
                                        appear(s)   on  this  proxy.   Only  one
                                        signature is required in case of a joint
                                        account.     When     signing    in    a
                                        representative  capacity,   please  give
                                        title.
                                                                 Sel Global-fg R

             ||                                           ||
            \||/     (CONTINUED ON THE REVERSE SIDE)     \||/
             \/                                           \/
--------------------------------------------------------------------------------
                       ||                                           ||
                      \||/                                         \||/
                       \/                                           \/

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
              Fast, convenient, easy and available 24 hours a day!

--------------------------------------------------------------------------------
                               VOTE BY TELEPHONE
1.   Read the Proxy Statement and have this card on hand
2.   Call toll-free 1-800-690-6903
3. Enter the control number shown on the reverse side and follow the simple instructions
4.   Keep this card for your records
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                VOTE BY INTERNET
1.   Read the Proxy Statement and have this card on hand
2.   Go to www.proxyweb.com
3. Enter the control number shown on the reverse side and follow the simple instructions
4.   Keep this card for your records
--------------------------------------------------------------------------------

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.                                         X
                                                                          ---

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

                                                                                         FOR   AGAINST  ABSTAIN
1.   To approve a new Management Agreement,  in respect of your Series,  between
     Seligman Global Fund Series, Inc. and J. & W. Seligman & Co. Incorporated.          ---      ---      ---

2.   To approve a new Subadvisory Agreement,  in respect of your Series, between
     J. & W. Seligman & Co. Incorporated and Wellington Management Company, LLP.         ---      ---      ---

                             YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as is possible. It is very important that you vote on both the new Management Agreement and the new Subadvisory Agreement because the new Subadvisory Agreement will be implemented, in respect of your Series, only if the new Management Agreement, in respect of your Series, is also approved.

 ||                                                                        ||
\||/       PLEASE SIGN AND DATE ON THE REVERSE SIDE.    Sel Global-fg R   \||/
 \/                                                                        \/

**** CONTROL NUMBER: 999 999 999 999 99 ****

                       SELIGMAN GLOBAL FUND SERIES, INC.
                      100 PARK AVENUE, NEW YORK, NY 10017

SELIGMAN INTERNATIONAL GROWTH FUND

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of each of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund, each a Series of SELIGMAN GLOBAL FUND SERIES, INC., to be held December 4, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR EACH PROPOSAL. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS IS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

                                          ||
                                         \||/
                                          \/

                                        DATED ____________________
                                        ---------------------------------------
                                        |                                     |
                                        ---------------------------------------
                                        Signature(s)           (SIGN IN THE BOX)

                                        Please  sign  exactly  as  your  name(s)
                                        appear(s)   on  this  proxy.   Only  one
                                        signature is required in case of a joint
                                        account.     When     signing    in    a
                                        representative  capacity,   please  give
                                        title.
                                                                 Sel Global-fg R

             ||                                           ||
            \||/     (CONTINUED ON THE REVERSE SIDE)     \||/
             \/                                           \/
--------------------------------------------------------------------------------
                       ||                                           ||
                      \||/                                         \||/
                       \/                                           \/

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
              Fast, convenient, easy and available 24 hours a day!

--------------------------------------------------------------------------------
                               VOTE BY TELEPHONE
1.   Read the Proxy Statement and have this card on hand
2.   Call toll-free 1-800-690-6903
3. Enter the control number shown on the reverse side and follow the simple instructions
4.   Keep this card for your records
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                VOTE BY INTERNET
1.   Read the Proxy Statement and have this card on hand
2.   Go to www.proxyweb.com
3. Enter the control number shown on the reverse side and follow the simple instructions
4.   Keep this card for your records
--------------------------------------------------------------------------------

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.                                         X
                                                                          ---

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

                                                                                         FOR   AGAINST  ABSTAIN
1.   To approve a new Management Agreement,  in respect of your Series,  between
     Seligman Global Fund Series, Inc. and J. & W. Seligman & Co. Incorporated.          ---      ---      ---

2.   To approve a new Subadvisory Agreement,  in respect of your Series, between
     J. & W. Seligman & Co. Incorporated and Wellington Management Company, LLP.         ---      ---      ---

                             YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as is possible. It is very important that you vote on both the new Management Agreement and the new Subadvisory Agreement because the new Subadvisory Agreement will be implemented, in respect of your Series, only if the new Management Agreement, in respect of your Series, is also approved.

 ||                                                                        ||
\||/       PLEASE SIGN AND DATE ON THE REVERSE SIDE.    Sel Global-fg R   \||/
 \/                                                                        \/